White Hawk Petroleum Reserve Report

Using Three as of Dates:

December 31st 2010, December 31st 2011, March 31st 2012

STXRA

Reserve Report on the Petroleum Properties of White Hawk Petroleum, LLC by STXRA Certified Professional Engineering Company State of Texas Registration Number F-13460

South Texas Reservoir Alliance

1416 Campbell Rd, Bldg. B. Suite 204, Houston, TX USA 77055

+1 (281) 716-5730

12/5/2012

Document Control

White Hawk Reserve Report Issued December, 5th 2012
Run Using Three As Of Dates: December 31st, 2010, December 31st, 2011, March 31st, 2012
On the Petroleum Properties of White Hawk Petroleum, LLC a Nevada Limited Liability Company

Prepared by South Texas Reservoir Alliance LLC
State of Texas Registration Number F-13460

Prepared by Sean Fitzgerald, State of Texas Professional Engineer #107301

Signature: ____________________

STATE OF TEXAS
SEAN FITZGERALD
107301
LICENSED
PROFESSIONAL ENGINEER

Scope of Investigation

This report is an appraisal, as of December 31st, 2010, December 31st, 2011, and March 31st, 2012, of the extent and value of the proved producing (PDP) reserves, proved behind pipe (PDNP), and proved undeveloped (PUD) crude oil, condensate, and natural gas reserves of properties owned by White Hawk Petroleum, LLC. As requested by White Hawk Petroleum, LLC, the ownership interest in this report was held constant as if White Hawk Petroleum, LLC held their interest in the properties (as of March 31st, 2012) on all three as of dates. ***Therefore, it is expressly stated and disclosed that White Hawk Petroleum, LLC did not own any interest in the properties examined in this report until March 29, 2012 and the December 31st, 2010 and December 31st, 2011 'as of' dates investigated in this report are done so solely to illustrate what reserves White Hawk Petroleum, LLC would have had should they have purchased their interest at an earlier date.*** The proved reserves presented in this report have been prepared in accordance with the Petroleum Resources Management System (PRMS) approved in March 2007 by the Society of Petroleum Engineers, the World Petroleum Council, the American Association of Petroleum Geologists, and the Society of Petroleum Evaluation Engineers. A summary of these standards has been provided in the following section. The proved reserves estimated for this report are for producing wells, undeveloped locations and behind pipe reserves of oil and gas. Probable and possible reserves are not investigated in this report.

The estimated gross and net proved reserves, as of December 31st, 2010, December 31st, 2011, and March 31st, 2012, of the properties appraised are summarized as follows, expressed in thousands of barrels (MBBL) or billions of cubic feet (BCF):

As Of Date	Category	Net Oil Reserves (MBBL)	Net Gas Reserves (BCF)	NPV Undiscounted (M$)	NPV Discounted 10% (M$)
December 31st, 2010	Proved Developed Producing (PDP)	9.01	13.38	419.45	390.01
December 31st, 2010	Proved Behind Pipe (PDNP)	0.00	0.00	0.00	0.00
December 31st, 2010	Proved Undeveloped (PUD)	75.52	105.84	787.34	157.13
December 31st, 2010	TOTAL	84.53	119.22	1206.79	547.14
December 31st, 2011	Proved Developed Producing (PDP)	22.16	32.04	1187.44	962.45
December 31st, 2011	Proved Behind Pipe (PDNP)	0.00	0.00	0.00	0.00
December 31st, 2011	Proved Undeveloped (PUD)	221.86	314.45	6556.46	2801.07
December 31st, 2011	TOTAL	244.02	346.49	7743.90	3763.52
March 31st, 2012	Proved Developed Producing (PDP)	20.18	28.66	1015.96	811.89
March 31st, 2012	Proved Behind Pipe (PDNP)	0.00	0.00	0.00	0.00
March 31st, 2012	Proved Undeveloped (PUD)	221.86	314.45	6556.46	2868.39
March 31st, 2012	TOTAL	242.04	343.11	7572.42	3680.28

Reserves estimated in this report are expressed as gross and net reserves. Gross reserves are defined as the total estimated petroleum to be produced from these properties after the specified as of date. Net reserves are defined as that portion of the gross reserves attributable to the interests owned by White Hawk Petroleum, LLC after deducting all interests owned by others. This report also presents values that were estimated for proved reserves using reasonable estimated costs and prices calculated under SEC guidelines using the average of the first day of every month in the year prior to the as of date.

Values shown in this report for proved reserves are expressed in terms of estimated future gross revenue, future net revenue, and present worth. Future gross revenue is that revenue which will accrue to the appraised interests from the production and sale of the estimated net reserves. Future net revenue is calculated by deducting estimated production taxes, ad valorem taxes, operating expenses, transportation costs, abandonment costs, and capital costs from the future gross revenue. All costs presented in this report are based on current market conditions and best engineering judgment and are subject to change. Operating expenses include field operating expenses, transportation expenses, compression charges, and an allocation of overhead that directly relates to production activities. Future income taxes were not taken into account in the preparation of these estimates. Present worth is

defined as future net revenue discounted at a specified arbitrary discount rate compounded monthly over the expected period of realization. In this report, present worth values using a discount rate of 10 percent are reported in detail.

Estimates of oil, condensate, and natural gas reserves and future net revenue should be regarded only as estimates that may change as further production history and additional information becomes available. Not only are such reserves and revenue estimates based on that information which is currently available, but such estimates are also subject to the uncertainties inherent in the application of judgmental factors in interpreting such information.

Information used in the preparation of this report was obtained from White Hawk Petroleum, LLC and from public sources.

Estimation of Reserves

Estimates of reserves were prepared by the use of standard geological and engineering methods generally accepted by the petroleum industry. The method or combination of methods used in the analysis of each reservoir was tempered by experience with similar reservoirs, stage of development, quality and completeness of basic data, and production history. When applicable, the volumetric method was used to estimate original oil in place (OOIP) and original gas in place (OGIP).

Maps were prepared to delineate each reservoir and to estimate reservoir volume. Electrical logs, core analyses, and other available data were used to prepare these maps as well as to estimate representative values for porosity and water saturation. When adequate data were available and when circumstances justified, material balance and other engineering methods were used to estimate OOIP or OGIP. Estimates of ultimate recovery were obtained after applying recovery factors to OOIP or OGIP. These recovery factors were based on consideration of the type of energy inherent in the reservoirs, analyses of the petroleum, the structural positions of the properties, and the production histories. When applicable, material balance and other engineering methods were used to estimate recovery factors. An analysis of reservoir performance, including production rate, reservoir pressure, and gas-oil ratio behavior, was used in the estimation of reserves.

Proved undeveloped reserves were estimated for 11 locations identified by White Hawk Petroleum, LLC. These locations are generally positioned to develop the acreage available in accordance with the geologic interpretation. Consideration was given to information on offset producing wells to determine the categorization of reserves for each location. Of note this report does not examine probable or possible reserves and White Hawk Petroleum, LLC currently has numerous additional potential well locations identified which will allow for more development of White Hawk Petroleum's acreage position. At this time there is not enough information to classify these additional well locations as proved.

Oil reserves estimated herein are those to be recovered by normal lease separation. Gas volumes estimated herein are expressed as wet gas and sales gas. Wet gas is defined as the total gas to be produced before reductions for volume loss due to fuel and flare consumption and reduction for plant processing. Sales gas is defined as that portion of the wet gas to be produced from the reservoirs, measured at the point of delivery, after reduction for fuel usage, flare, and shrinkage resulting from field separation and plant processing, if applicable. Gross gas volumes are reported as wet gas. Net volumes are reported as sales gas. All gas volumes are expressed at standard temperature and pressure.

Valuation of Reserves

This report has been prepared using price and cost assumptions as instructed by SEC guidelines. The oil price was based on historical EIA reported WTI spot prices for the previous year. The gas price was based on historical EIA reported Henry Hub spot prices for the previous year. The price of each commodity was determined on the first day of each of the prior year's months and then averaged together to yield one oil price and one gas price. Appropriate oil and gas price offsets were calculated by comparing the historical EIA prices to the lease operating statements provided by White Hawk Petroleum, LLC. All prices were held flat throughout all future dates. The following illustrates the prices and offsets used in this report:

As of Date	Oil Price ($/Bbl)	Oil Price Offset ($/Bbl)	Realized Oil Price ($/Bbl)	Gas Price ($/MMbtu)	Gas Price Offset ($/MMbtu)	BTU Factor (BTU/scf)	Realized Oil Price ($/Mcf)
December 31st, 2010	$79.79	-$3.04	$76.75	$4.39	+$1.37	1400	$8.06
December 31st, 2011	$95.84	+$2.07	$97.91	$4.15	+$1.37	1400	$7.73
March 31st, 2012	$95.84	+$2.07	$97.91	$4.15	+$1.37	1400	$7.73

Operating Expenses and Capital Costs

All costs presented in this report are based on current market conditions and best engineering judgment and are subject to change. Operating expenses were based on historical prices seen in the appropriate field that the PDP, PUD and PDNP is located.

Comments on the Definition of the as of Date as used in this Report

This report contains six 'as of dates'. The as of dates requested by the client was one second before midnight on each of the following days: December 31st 2010, December 31st 2011 and March 31st 2012. However, the economic software used in computing the reserves and economics contained within this

report is incapable of computing reserves down to the second. Therefore, when entering the as of dates into the economic software, the dates were entered as the next day. By default the economic software can be considered to start its calculation at one second past midnight on the as of date entered in the software. Therefore, the modeled output as of dates of January 1st 2011, January 1st 2012, and April 1st 2012 are equivalent to the requested as of dates of December 31st 2010, December 31st 2011 and March 31st 2012 respectively.

Comments on the Independence of South Texas Reservoir Alliance

In creation of this report South Texas Reservoir Alliance (STXRA) served as an independent third party contractor. South Texas Reservoir Alliance LLC has a non-Exclusive consulting contract (a 'strategic alliance') with Pacific Energy Development Company and their partly owned associated company White Hawk Petroleum, LLC. The compensation from this contract includes a primary payment of cash (billed on an hourly basis) and minority payment of stock options in Pacific Energy Development Company (vesting per a contractually pre-agreed schedule). After all options vest our total ownership will be less than 5%.

In addition to the contracts we have a 30% interest with Pacific Energy Development in a newly formed entity, Pacific Energy Technology Services LLC. This newly formed entity has yet to generate any revenue and STXRA has not completed any billable work for the entity.

To further clarify STXRA:

1. Is not on the board of Pacific Energy Development
2. Has zero control over Pacific Energy Development and serves solely in the capacity as a consultant
3. Has no voting power over Pacific Energy Development other than that of a stock holder (less than 5%)
4. STXRA works on an arm's length basis from Pacific Energy Development
5. STXRA is a private company with 100% of its ownership held by certain employees of the company.

Definitions and Guidelines for Petroleum Resources

Recoverable Resources

Classes and Sub-Classes

Reserves

Reserves are those quantities of petroleum anticipated to be commercially recoverable by application of development projects to known accumulations from a given date forward under defined conditions.

Reserves must satisfy four criteria: they must be discovered, recoverable, commercial, and remaining based on the development project(s) applied. Reserves are further subdivided in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their development and production status.

To be included in the Reserves class, a project must be sufficiently defined to establish its commercial viability. There must be a reasonable expectation that all required internal and external approvals will be forthcoming, and there is evidence of firm intention to proceed with development within a reasonable time frame.

A reasonable time frame for the initiation of development depends on the specific circumstances and varies according to the scope of the project. While 5 years is recommended as a benchmark, a longer time frame could be applied where, for example, development of economic projects are deferred at the option of the producer for, among other things, market-related reasons, or to meet contractual or strategic objectives. In all cases, the justification for classification as Reserves should be clearly documented.

To be included in the Reserves class, there must be a high confidence in the commercial producibility of the reservoir as supported by actual production or formation tests. In certain cases, Reserves may be assigned on the basis of well logs and/or core analysis that indicate that the subject reservoir is hydrocarbon-bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

On Production. The development project is currently producing and selling petroleum to market. The key criterion is that the project is receiving income from sales, rather than the approved development project necessarily being complete. This is the point at which the project "chance of commerciality" can be said to be 100%. The project "decision gate" is the decision to initiate commercial production from the project.

Approved for Development. All necessary approvals have been obtained, capital funds have been committed, and implementation of the development project is under way. At this point, it must be certain that the development project is going ahead. The project must not be subject to any contingencies such as outstanding regulatory approvals or sales contracts. Forecast capital expenditures should be included in the reporting entity's current or following year's approved budget. The project "decision gate" is the decision to start investing capital in the construction of production facilities and/or drilling development wells.

Justified for Development. Implementation of the development project is justified on the basis of reasonable forecast commercial conditions at the time of reporting, and there are reasonable expectations that all necessary approvals/contracts will be obtained.

In order to move to this level of project maturity, and hence have reserves associated with it, the development project must be commercially viable at the time of reporting, based on the reporting entity's assumptions of future prices, costs, etc. ("forecast case") and the specific circumstances of the project. Evidence of a firm intention to proceed with development within a reasonable time frame will be sufficient to demonstrate commerciality. There should be a development plan in sufficient detail to support the assessment of commerciality and a reasonable

expectation that any regulatory approvals or sales contracts required prior to project implementation will be forthcoming. Other than such approvals/contracts, there should be no known contingencies that could preclude the development from proceeding within a reasonable timeframe (see Reserves class).

The project "decision gate" is the decision by the reporting entity and its partners, if any, that the project has reached a level of technical and commercial maturity sufficient to justify proceeding with development at that point in time.

Contingent Resources

Those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations by application of development projects, but which are not currently considered to be commercially recoverable due to one or more contingencies.

Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality. Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their economic status.

Development Pending. A discovered accumulation where project activities are ongoing to justify commercial development in the foreseeable future.

The project is seen to have reasonable potential for eventual commercial development, to the extent that further data acquisition (e.g. drilling, seismic data) and/or evaluations are currently ongoing with a view to confirming that the project is commercially viable and providing the basis for selection of an appropriate development plan. The critical contingencies have been identified and are reasonably expected to be resolved within a reasonable time frame. Note that disappointing appraisal/evaluation results could lead to a re-classification of the project to "On Hold" or "Not Viable" status.

The project "decision gate" is the decision to undertake further data acquisition and/or studies designed to move the project to a level of technical and commercial maturity at which a decision can be made to proceed with development and production.

Development Unclarified or on Hold. A discovered accumulation where project activities are on hold and/or where justification as a commercial development may be subject to significant delay.

The project is seen to have potential for eventual commercial development, but further appraisal/evaluation activities are on hold pending the removal of significant contingencies external to the project, or substantial further appraisal/evaluation activities are required to clarify the potential for eventual commercial development. Development may be subject to a significant time delay. Note that a change in circumstances, such that there is no longer a reasonable expectation that a critical contingency can be removed in the foreseeable future, for example, could lead to a re-classification of the project to "Not Viable" status.

The project "decision gate" is the decision to either proceed with additional evaluation designed to clarify the potential for eventual commercial development or to temporarily suspend or delay further activities pending resolution of external contingencies.

Development Not Viable. A discovered accumulation for which there are no current plans to develop or to acquire additional data at the time due to limited production potential.

The project is not seen to have potential for eventual commercial development at the time of reporting, but the theoretically recoverable quantities are recorded so that the potential opportunity will be recognized in the event of a major change in technology or commercial conditions.

The project "decision gate" is the decision not to undertake any further data acquisition or studies on the project for the foreseeable future.

Prospective Resources

Those quantities of petroleum which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations.

Potential accumulations are evaluated according to their chance of discovery and, assuming a discovery, the estimated quantities that would be recoverable under defined development projects. It is recognized that the development programs will be of significantly less detail and depend more heavily on analog developments in the earlier phases of exploration.

Prospect. A project associated with a potential accumulation that is sufficiently well defined to represent a viable drilling target. Project activities are focused on assessing the chance of discovery and, assuming discovery, the range of potential recoverable quantities under a commercial development program.

Lead. A project associated with a potential accumulation that is currently poorly defined and requires more data acquisition and/or evaluation in order to be classified as a prospect. Project activities are focused on acquiring additional data and/or undertaking further evaluation designed to confirm whether or not the lead can be matured into a prospect. Such evaluation includes the assessment of the chance of discovery and, assuming discovery, the range of potential recovery under feasible development scenarios.

Play. A project associated with a prospective trend of potential prospects, but which requires more data acquisition and/or evaluation in order to define specific leads or prospects. Project activities are focused on acquiring additional data and/or undertaking further evaluation designed to define specific leads or prospects for more detailed analysis of their chance of discovery and, assuming discovery, the range of potential recovery under hypothetical development scenarios.

Proved Reserves

Proved Reserves are those quantities of petroleum, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under defined economic conditions, operating methods, and government regulations.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

The area of the reservoir considered as Proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) adjacent undrilled portions of the reservoir that can reasonably be judged as continuous with it and commercially productive on the basis of available geoscience and engineering data.

In the absence of data on fluid contact, Proved quantities in a reservoir are limited by the lowest known hydrocarbon (LKH) as seen in a well penetration unless otherwise indicated by definitive geoscience, engineering, or performance data. Such definitive information may include pressure gradient analysis and seismic indicators. Seismic data alone may not be sufficient to define fluid contacts for Proved reserves (see "2001 Supplemental Guidelines," Chapter 8).

Reserves in undeveloped locations may be classified as Proved provided that:

- The locations are in undrilled areas of the reservoir that can be judged with reasonable certainty to be commercially productive.

- Interpretations of available geoscience and engineering data indicate with reasonable certainty that the objective formation is laterally continuous with drilled Proved locations.

For Proved Reserves, the recovery efficiency applied to these reservoirs should be defined based on a range of possibilities supported by analogs and sound engineering judgment considering the characteristics of the Proved area and the applied development program.

Probable Reserves

Probable reserves are those additional Reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than Proved Reserves but more certain to be recovered than Possible Reserves.

It is equally likely that actual remaining quantities recovered will be greater than or less than the sum of the estimated Proved plus Probable Reserves (2P). In this context, when probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the 2P estimate.

Probable Reserves may be assigned to areas of a reservoir adjacent to Proved where data control or interpretations of available data are less certain. The interpreted reservoir continuity may not meet the reasonable certainty criteria.

Probable estimates also include incremental recoveries associated with project recovery efficiencies beyond that assumed for Proved.

Possible Reserves

Possible Reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recoverable than Probable Reserves.

The total quantities ultimately recovered from the project have a low probability to exceed the sum of Proved plus Probable plus Possible (3P), which is equivalent to the high estimate scenario. When probabilistic methods are used, there should be at least a 10% probability that the actual quantities recovered will equal or exceed the 3P estimate.

Possible Reserves may be assigned to areas of a reservoir adjacent to Probable where data control and interpretations of available data are progressively less certain. Frequently, this may be in areas where geoscience and engineering data are unable to clearly define the area and vertical reservoir limits of commercial production from the reservoir by a defined project.

Possible estimates also include incremental quantities associated with project recovery efficiencies beyond that assumed for Probable.

Probable and Possible Reserves

(See above for separate criteria for Probable Reserves and Possible Reserves.)

The 2P and 3P estimates may be based on reasonable alternative technical and commercial interpretations within the reservoir and/or subject project that are clearly documented, including comparisons to results in successful similar projects.

In conventional accumulations, Probable and/or Possible Reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from Proved areas by minor faulting or other geological discontinuities and have not been penetrated by a wellbore but are interpreted to be in communication with the known (Proved) reservoir. Probable or Possible

Reserves may be assigned to areas that are structurally higher than the Proved area. Possible (and in some cases, Probable) Reserves may be assigned to areas that are structurally lower than the adjacent Proved or 2P area.

Caution should be exercised in assigning Reserves to adjacent reservoirs isolated by major, potentially sealing, faults until this reservoir is penetrated and evaluated as commercially productive. Justification for assigning Reserves in such cases should be clearly documented. Reserves should not be assigned to areas that are clearly separated from a known accumulation by non-productive reservoir (i.e. absence of reservoir, structurally low reservoir, or negative test results); such areas may contain Prospective Resources.

In conventional accumulations, where drilling has defined a highest known oil (HKO) elevation and there exists the potential for an associated gas cap, Proved oil Reserves should only be assigned in the structurally higher portions of the reservoir if there is reasonable certainty that such portions are initially above bubble point pressure based on documented engineering analyses. Reservoir portions that do not meet this certainty may be assigned as Probable and Possible oil and/or gas based on reservoir fluid properties and pressure gradient interpretations.

Developed Reserves

Developed Reserves are expected quantities to be recovered from existing wells and facilities.

Reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor compared to the cost of a well. Where required facilities become unavailable, it may be necessary to reclassify Developed Reserves as Undeveloped. Developed Reserves may be further sub-classified as Producing or Non-Producing.

Developed Producing Reserves. Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate.

Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Developed Non-Producing Reserves. Developed Non-Producing Reserves include shut-in and behind-pipe Reserves.

Shut-in Reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe Reserves are expected to be recovered from zones in existing wells which will require additional completion work or future recompletion prior to start of production.

In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

Undeveloped Reserves

Undeveloped Reserves are quantities expected to be recovered through future investments: (1) from new wells on undrilled acreage in known accumulations, (2) from deepening existing wells to a different (but known) reservoir, (3) from infill wells that will increase recovery, or (4) where a relatively large expenditure (e.g. when compared to the cost of drilling a new well) is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Prepared by the Oil and Gas Reserves Committee of the Society of Petroleum Engineers (SPE); reviewed and jointly sponsored by the World Petroleum Council (WPC), the American Association of Petroleum Geologists (AAPG); and the Society of Petroleum Evaluation Engineers (SPEE). Approved by the SPE Board of Directors, March 2007

Proved Reserves Oneliner

As of December 31st, 2010

Economic One-Liners

Project Name : Eagle Ford Res Rep Nov 2012

As of Date: 1/1/2011

Ownership Group : All Cases

Lease Name *Risked / UnRisked*	*Reserve Category*	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. CF (M$)	Life (years)
Grand Total	**Total**	**84.53**	**119.22**	**6,487.53**	**961.41**	**0.00**	**3,310.51**	**2,931.64**	**1,206.79**	**547.15**	**14.58**
Proved Producing Rsv Class & Category											
01 Tyler Ranch 01H	*P-DP*	9.01	13.38	691.40	107.90	0.00	363.98	15.88	419.45	390.01	5.93
Proved Undeveloped Rsv Class & Category	**Total**	**75.52**	**105.84**	**5,796.12**	**853.51**	**0.00**	**2,946.53**	**2,915.76**	**787.34**	**157.13**	**14.58**
02 Tyler Ranch 02H	*P-UD*	18.89	26.02	1,449.91	209.79	0.00	722.64	730.39	206.67	59.33	12.24
03 Peeler Ranch 01H	*P-UD*	19.14	26.59	1,468.70	214.40	0.00	770.42	793.37	119.31	-32.69	13.08
04 PUD 01	*P-UD*	18.75	26.62	1,438.76	214.66	0.00	726.76	696.00	230.66	66.84	14.08
05 PUD 02	*P-UD*	18.75	26.62	1,438.76	214.66	0.00	726.71	696.00	230.70	63.64	14.58

Proved Reserves Oneliner
As of December 31st, 2011

Economic One-Liners

Project Name : Eagle Ford Res Rep Nov 2012

As of Date: 1/1/2012

Ownership Group : All Cases

Lease Name *Risked / UnRisked*	*Reserve Category*	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. CF (M$)	Life (years)
Grand Total	**Total**	**244.02**	**346.49**	**23,891.75**	**2,677.66**	**0.00**	**11,040.39**	**7,785.13**	**7,743.90**	**3,763.52**	**20.27**
Proved Producing Rsv Class & Category	**Total**	**22.16**	**32.04**	**2,169.85**	**247.60**	**0.00**	**1,198.26**	**31.76**	**1,187.44**	**962.45**	**13.94**
01 Tyler Ranch 01H	*P-DP*	5.58	8.08	546.29	62.45	0.00	374.03	15.88	218.84	191.39	6.92
02 Tyler Ranch 02H	*P-DP*	16.58	23.96	1,623.56	185.14	0.00	824.23	15.88	968.60	771.06	13.94
Proved Undeveloped Rsv Class & Category	**Total**	**221.86**	**314.45**	**21,721.90**	**2,430.07**	**0.00**	**9,842.13**	**7,753.37**	**6,556.46**	**2,801.07**	**20.27**
03 Peeler Ranch 01H	*P-UD*	20.62	28.70	2,019.00	221.76	0.00	944.30	793.37	503.09	231.77	14.77
04 PUD 01	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.61	696.00	605.51	315.54	15.77
05 PUD 02	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	890.02	696.00	605.10	300.56	16.27
06 PUD 03	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.61	696.00	605.51	286.89	16.77
07 PUD 04	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.90	696.00	605.22	273.30	17.27
08 PUD 05	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.50	696.00	605.63	260.87	17.77
09 PUD 06	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.90	696.00	605.22	248.48	18.27
10 PUD 07	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.61	696.00	605.51	237.05	18.77
11 PUD 08	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	890.02	696.00	605.10	225.79	19.27
12 PUD 09	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.61	696.00	605.51	215.52	19.77
13 PUD 10	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	890.02	696.00	605.10	205.29	20.27

Proved Reserves Oneliner

As of March 31st, 2012

Economic One-Liners

Project Name : Eagle Ford Res Rep Nov 2012

As of Date: 4/1/2012

Ownership Group : All Cases

Lease Name *Risked / UnRisked*	*Reserve Category*	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. CF (M$)	Life (years)
Grand Total	**Total**	**242.04**	**343.11**	**23,695.04**	**2,651.56**	**0.00**	**10,992.04**	**7,785.13**	**7,572.42**	**3,680.27**	**20.02**
Proved Producing Rsv Class & Category	**Total**	**20.18**	**28.66**	**1,976.14**	**221.49**	**0.00**	**1,149.91**	**31.76**	**1,015.96**	**811.89**	**13.69**
01 Tyler Ranch 01H	*P-DP*	5.15	7.62	504.33	58.92	0.00	357.63	15.88	189.74	166.52	6.67
02 Tyler Ranch 02H	*P-DP*	15.03	21.04	1,471.80	162.57	0.00	792.28	15.88	826.21	645.37	13.69
Proved Undeveloped Rsv Class & Category	**Total**	**221.86**	**314.45**	**21,721.90**	**2,430.07**	**0.00**	**9,842.13**	**7,753.37**	**6,556.46**	**2,868.38**	**20.02**
03 Peeler Ranch 01H	*P-UD*	20.62	28.70	2,019.00	221.76	0.00	944.30	793.37	503.09	237.34	14.52
04 PUD 01	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.61	696.00	605.51	323.13	15.52
05 PUD 02	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	890.02	696.00	605.10	307.79	16.02
06 PUD 03	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.61	696.00	605.51	293.79	16.52
07 PUD 04	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.90	696.00	605.22	279.87	17.02
08 PUD 05	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.50	696.00	605.63	267.14	17.52
09 PUD 06	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.90	696.00	605.22	254.45	18.02
10 PUD 07	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.61	696.00	605.51	242.74	18.52
11 PUD 08	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	890.02	696.00	605.10	231.22	19.02
12 PUD 09	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	889.61	696.00	605.51	220.70	19.52
13 PUD 10	*P-UD*	20.12	28.58	1,970.29	220.83	0.00	890.02	696.00	605.10	210.22	20.02

Proved Reserves Full Report
As of December 31st, 2010

Date : 12/02/2012 5:52:42PM

ECONOMIC SUMMARY PROJECTION

Total

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 01/01/2011
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 9.93
Cum Gas (MMcf) : 13.02
Cum NGL (Mgal) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2011	136.17	180.08	0.00	8.11	10.72	0.00	76.75	8.06	0.00	708.76
2012	139.74	198.93	0.00	8.59	12.18	0.00	76.75	8.06	0.00	757.15
2013	188.17	267.20	0.00	11.55	16.40	0.00	76.75	8.06	0.00	1,018.91
2014	246.01	349.33	0.00	14.91	21.18	0.00	76.75	8.06	0.00	1,315.52
2015	145.44	206.52	0.00	8.84	12.55	0.00	76.75	8.06	0.00	779.60
2016	110.05	156.27	0.00	6.69	9.50	0.00	76.75	8.06	0.00	590.37
2017	81.76	116.10	0.00	4.99	7.08	0.00	76.75	8.06	0.00	439.71
2018	69.67	98.94	0.00	4.25	6.03	0.00	76.75	8.06	0.00	374.81
2019	61.05	86.69	0.00	3.72	5.29	0.00	76.75	8.06	0.00	328.46
2020	54.67	77.64	0.00	3.34	4.74	0.00	76.75	8.06	0.00	294.20
2021	49.39	70.13	0.00	3.01	4.28	0.00	76.75	8.06	0.00	265.78
2022	45.15	64.11	0.00	2.76	3.91	0.00	76.75	8.06	0.00	243.00
2023	34.51	49.01	0.00	2.12	3.01	0.00	76.75	8.06	0.00	186.66
2024	21.19	30.09	0.00	1.27	1.81	0.00	76.75	8.06	0.00	112.44
2025	6.34	9.01	0.00	0.38	0.54	0.00	76.75	8.06	0.00	33.56
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**1,389.31**	**1,960.05**	**0.00**	**84.53**	**119.22**	**0.00**	**76.75**	**8.06**	**0.00**	**7,448.94**
Ult	**1,399.24**	**1,973.07**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2011	2.00	34.70	17.46	714.51	57.80	0.00	41.52	0.00	-157.23	-152.43
2012	3.00	37.75	18.93	776.12	110.24	0.00	44.65	0.00	-230.54	-364.80
2013	4.00	50.81	25.47	1,360.00	155.62	0.00	60.07	0.00	-633.06	-857.94
2014	5.00	65.60	32.89	0.00	221.14	0.00	77.56	0.00	918.33	-194.75
2015	5.00	38.88	19.49	0.00	221.14	0.00	45.96	0.00	454.13	102.22
2016	5.00	29.44	14.76	15.88	218.23	0.00	34.81	0.00	277.26	267.32
2017	4.00	21.93	10.99	0.00	177.79	0.00	25.92	0.00	203.07	376.90
2018	4.00	18.69	9.37	0.00	177.79	0.00	22.10	0.00	146.86	448.94
2019	4.00	16.38	8.21	0.00	177.79	0.00	19.36	0.00	106.71	496.52
2020	4.00	14.67	7.36	0.00	177.79	0.00	17.35	0.00	77.04	527.76
2021	4.00	13.25	6.64	0.00	177.79	0.00	15.67	0.00	52.42	547.08
2022	4.00	12.12	6.08	0.00	177.79	0.00	14.33	0.00	32.69	558.04
2023	4.00	9.31	4.67	15.88	144.88	0.00	11.00	0.00	0.92	558.23
2024	3.00	5.61	2.81	17.25	90.90	0.00	6.63	0.00	-10.76	555.08
2025	2.00	1.67	0.84	32.00	28.14	0.00	1.98	0.00	-31.07	547.15
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**370.81**	**185.97**	**2,931.64**	**2,314.82**	**0.00**	**435.90**	**0.00**	**1,206.79**	**547.15**

Disc. Initial Invest. (M$) : 2,455.163
ROInvestment (disc/undisc) : 1.22 / 1.41
Years to Payout : 4.35
Internal ROR (%) : 31.48

Present Worth Profile (M$)

PW	5.00% :	820.73
PW	8.00% :	645.73
PW	10.00% :	547.15
PW	12.00% :	460.66
PW	15.00% :	350.04
PW	20.00% :	205.94

Date : 12/02/2012 5:52:42PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2011
Discount Rate (%) : 10.00
All Cases

Case : 01 Tyler Ranch 01H
Reserve Cat. : Proved Producing
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : **9.93**
Cum Gas (MMcf) : **13.02**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2011	74.43	112.92	0.00	4.43	6.72	0.00	76.75	8.06	0.00	394.37
2012	22.76	34.98	0.00	1.36	2.08	0.00	76.75	8.06	0.00	120.81
2013	18.49	26.26	0.00	1.10	1.56	0.00	76.75	8.06	0.00	97.11
2014	14.32	20.33	0.00	0.85	1.21	0.00	76.75	8.06	0.00	75.20
2015	11.81	16.77	0.00	0.70	1.00	0.00	76.75	8.06	0.00	62.00
2016	9.49	13.47	0.00	0.56	0.80	0.00	76.75	8.06	0.00	49.82
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**151.30**	**224.73**	**0.00**	**9.01**	**13.38**	**0.00**	**76.75**	**8.06**	**0.00**	**799.31**
Ult	**161.23**	**237.75**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2011	1.00	19.75	9.86	0.00	43.35	0.00	23.05	0.00	298.36	289.20
2012	1.00	6.06	3.02	0.00	43.35	0.00	7.05	0.00	61.34	342.65
2013	1.00	4.84	2.43	0.00	43.35	0.00	5.72	0.00	40.76	374.92
2014	1.00	3.75	1.88	0.00	43.35	0.00	4.43	0.00	21.79	390.61
2015	1.00	3.09	1.55	0.00	43.35	0.00	3.66	0.00	10.36	397.40
2016	1.00	2.48	1.25	15.88	40.43	0.00	2.94	0.00	-13.16	390.01
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**39.98**	**19.98**	**15.88**	**257.17**	**0.00**	**46.84**	**0.00**	**419.45**	**390.01**

	Oil		
Perfs :	0 - 0		
Initial Rate :	15,257.00	bbl/month	
Abandonment :	793.57	bbl/month	
Initial Decline :	98.14	% year	b = 1.250
Beg Ratio :	1.342	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	12/06/2016
Working Int :	0.07939000
Revenue Int :	0.05954250
Disc. Initial Invest. (M$) :	9.023
ROInvestment (disc/undisc) :	44.23 / 27.42
Years to Payout :	0.02
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW	5.00% :	403.90
PW	8.00% :	395.38
PW	10.00% :	390.01
PW	12.00% :	384.88
PW	15.00% :	377.57
PW	20.00% :	366.40

Date : 12/02/2012 5:52:42PM

ECONOMIC SUMMARY PROJECTION

Proved Undeveloped Rsv Class & Category

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 01/01/2011
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00
Cum NGL (Mgal) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2011	61.74	67.16	0.00	3.68	4.00	0.00	76.75	8.06	0.00	314.39
2012	116.98	163.96	0.00	7.23	10.09	0.00	76.75	8.06	0.00	636.35
2013	169.68	240.95	0.00	10.45	14.84	0.00	76.75	8.06	0.00	921.80
2014	231.69	329.00	0.00	14.06	19.97	0.00	76.75	8.06	0.00	1,240.32
2015	133.63	189.75	0.00	8.14	11.55	0.00	76.75	8.06	0.00	717.60
2016	100.56	142.80	0.00	6.13	8.70	0.00	76.75	8.06	0.00	540.55
2017	81.76	116.10	0.00	4.99	7.08	0.00	76.75	8.06	0.00	439.71
2018	69.67	98.94	0.00	4.25	6.03	0.00	76.75	8.06	0.00	374.81
2019	61.05	86.69	0.00	3.72	5.29	0.00	76.75	8.06	0.00	328.46
2020	54.67	77.64	0.00	3.34	4.74	0.00	76.75	8.06	0.00	294.20
2021	49.39	70.13	0.00	3.01	4.28	0.00	76.75	8.06	0.00	265.78
2022	45.15	64.11	0.00	2.76	3.91	0.00	76.75	8.06	0.00	243.00
2023	34.51	49.01	0.00	2.12	3.01	0.00	76.75	8.06	0.00	186.66
2024	21.19	30.09	0.00	1.27	1.81	0.00	76.75	8.06	0.00	112.44
2025	6.34	9.01	0.00	0.38	0.54	0.00	76.75	8.06	0.00	33.56
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**1,238.01**	**1,735.32**	**0.00**	**75.52**	**105.84**	**0.00**	**76.75**	**8.06**	**0.00**	**6,649.63**
Ult	**1,238.01**	**1,735.32**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2011	1.00	14.94	7.61	714.51	14.45	0.00	18.47	0.00	-455.59	-441.63
2012	2.00	31.70	15.91	776.12	66.89	0.00	37.60	0.00	-291.87	-707.45
2013	3.00	45.97	23.05	1,360.00	112.27	0.00	54.35	0.00	-673.83	-1,232.87
2014	4.00	61.85	31.01	0.00	177.79	0.00	73.12	0.00	896.54	-585.36
2015	4.00	35.79	17.94	0.00	177.79	0.00	42.31	0.00	443.77	-295.18
2016	4.00	26.96	13.51	0.00	177.79	0.00	31.87	0.00	290.42	-122.70
2017	4.00	21.93	10.99	0.00	177.79	0.00	25.92	0.00	203.07	-13.11
2018	4.00	18.69	9.37	0.00	177.79	0.00	22.10	0.00	146.86	58.92
2019	4.00	16.38	8.21	0.00	177.79	0.00	19.36	0.00	106.71	106.51
2020	4.00	14.67	7.36	0.00	177.79	0.00	17.35	0.00	77.04	137.74
2021	4.00	13.25	6.64	0.00	177.79	0.00	15.67	0.00	52.42	157.07
2022	4.00	12.12	6.08	0.00	177.79	0.00	14.33	0.00	32.69	168.03
2023	4.00	9.31	4.67	15.88	144.88	0.00	11.00	0.00	0.92	168.22
2024	3.00	5.61	2.81	17.25	90.90	0.00	6.63	0.00	-10.76	165.06
2025	2.00	1.67	0.84	32.00	28.14	0.00	1.98	0.00	-31.07	157.13
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**330.84**	**165.99**	**2,915.76**	**2,057.65**	**0.00**	**392.86**	**0.00**	**787.34**	**157.13**

Disc. Initial Invest. (M$) :	2,446.141
ROInvestment (disc/undisc) :	1.06 / 1.27
Years to Payout :	5.46
Internal ROR (%) :	14.14

Present Worth Profile (M$)

PW	5.00% :	416.83
PW	8.00% :	250.35
PW	10.00% :	157.13
PW	12.00% :	75.78
PW	15.00% :	-27.54
PW	20.00% :	-160.45

Date : 12/02/2012 5:52:42PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2011
Discount Rate (%) : 10.00
All Cases

Case : 02 Tyler Ranch 02H
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00
Cum NGL (Mgal) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2011	61.74	67.16	0.00	3.68	4.00	0.00	76.75	8.06	0.00	314.39
2012	65.25	99.56	0.00	3.89	5.93	0.00	76.75	8.06	0.00	346.01
2013	39.69	56.36	0.00	2.36	3.36	0.00	76.75	8.06	0.00	208.46
2014	28.71	40.77	0.00	1.71	2.43	0.00	76.75	8.06	0.00	150.79
2015	22.84	32.44	0.00	1.36	1.93	0.00	76.75	8.06	0.00	119.97
2016	19.18	27.24	0.00	1.14	1.62	0.00	76.75	8.06	0.00	100.73
2017	16.55	23.50	0.00	0.99	1.40	0.00	76.75	8.06	0.00	86.90
2018	14.64	20.79	0.00	0.87	1.24	0.00	76.75	8.06	0.00	76.88
2019	13.17	18.69	0.00	0.78	1.11	0.00	76.75	8.06	0.00	69.14
2020	12.02	17.07	0.00	0.72	1.02	0.00	76.75	8.06	0.00	63.12
2021	11.01	15.63	0.00	0.66	0.93	0.00	76.75	8.06	0.00	57.81
2022	10.13	14.38	0.00	0.60	0.86	0.00	76.75	8.06	0.00	53.19
2023	2.34	3.33	0.00	0.14	0.20	0.00	76.75	8.06	0.00	12.31
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**317.27**	**436.92**	**0.00**	**18.89**	**26.82**	**0.00**	**76.75**	**8.06**	**0.00**	**1,659.70**
Ult	**317.27**	**436.92**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2011	1.00	14.94	7.61	714.51	14.45	0.00	18.47	0.00	-455.59	-441.63
2012	1.00	17.34	8.65	0.00	43.35	0.00	20.20	0.00	256.47	-216.70
2013	1.00	10.40	5.21	0.00	43.35	0.00	12.29	0.00	137.21	-108.12
2014	1.00	7.52	3.77	0.00	43.35	0.00	8.89	0.00	87.26	-45.41
2015	1.00	5.98	3.00	0.00	43.35	0.00	7.07	0.00	60.56	-5.85
2016	1.00	5.02	2.52	0.00	43.35	0.00	5.94	0.00	43.91	20.21
2017	1.00	4.33	2.17	0.00	43.35	0.00	5.12	0.00	31.92	37.43
2018	1.00	3.83	1.92	0.00	43.35	0.00	4.53	0.00	23.25	48.83
2019	1.00	3.45	1.73	0.00	43.35	0.00	4.08	0.00	16.54	56.21
2020	1.00	3.15	1.58	0.00	43.35	0.00	3.72	0.00	11.33	60.80
2021	1.00	2.88	1.45	0.00	43.35	0.00	3.41	0.00	6.73	63.29
2022	1.00	2.65	1.33	0.00	43.35	0.00	3.14	0.00	2.72	64.20
2023	1.00	0.61	0.31	15.88	10.43	0.00	0.73	0.00	-15.65	59.33
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**52.11**	**41.24**	**730.39**	**501.70**	**0.00**	**97.59**	**0.00**	**206.67**	**59.33**

	Oil	
Perfs :	0 - 0	
Initial Rate :	14,765.00 bbl/month	
Abandonment :	793.60 bbl/month	
Initial Decline :	97.00 % year	b = 1.250
Beg Ratio :	0.758 Mcf/bbl	
End Ratio :	1.420 Mcf/bbl	

Abandonment Date :	03/30/2023
Working Int :	0.07939000
Revenue Int :	0.05954250
Disc. Initial Invest. (M$) :	686.136
ROInvestment (disc/undisc) :	1.09 / 1.28
Years to Payout :	3.87
Internal ROR (%) :	16.03

Present Worth Profile (M$)

PW	5.00% :	123.52
PW	8.00% :	83.10
PW	10.00% :	59.33
PW	12.00% :	37.76
PW	15.00% :	8.97
PW	20.00% :	-31.13

Date : 12/02/2012 5:52:42PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2011
Discount Rate (%) : 10.00
All Cases

Case : 03 Peeler Ranch 01H
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	51.72	64.40	0.00	3.35	4.16	0.00	76.75	8.06	0.00	290.34
2013	61.70	87.61	0.00	3.99	5.67	0.00	76.75	8.06	0.00	351.97
2014	37.22	52.85	0.00	2.41	3.42	0.00	76.75	8.06	0.00	212.32
2015	27.50	39.05	0.00	1.78	2.53	0.00	76.75	8.06	0.00	156.88
2016	22.17	31.48	0.00	1.43	2.04	0.00	76.75	8.06	0.00	126.46
2017	18.63	26.46	0.00	1.21	1.71	0.00	76.75	8.06	0.00	106.29
2018	16.19	22.99	0.00	1.05	1.49	0.00	76.75	8.06	0.00	92.35
2019	14.37	20.40	0.00	0.93	1.32	0.00	76.75	8.06	0.00	81.96
2020	12.98	18.44	0.00	0.84	1.19	0.00	76.75	8.06	0.00	74.07
2021	11.81	16.77	0.00	0.76	1.08	0.00	76.75	8.06	0.00	67.38
2022	10.86	15.42	0.00	0.70	1.00	0.00	76.75	8.06	0.00	61.93
2023	9.99	14.18	0.00	0.65	0.92	0.00	76.75	8.06	0.00	56.98
2024	0.73	1.04	0.00	0.05	0.07	0.00	76.75	8.06	0.00	4.18
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**295.87**	**411.09**	**0.00**	**19.14**	**26.59**	**0.00**	**76.75**	**8.06**	**0.00**	**1,683.10**
Ult	**295.87**	**411.09**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	1.00	14.36	7.26	776.12	23.54	0.00	17.40	0.00	-548.34	-490.74
2013	1.00	17.55	8.80	0.00	47.08	0.00	20.75	0.00	257.79	-286.29
2014	1.00	10.59	5.31	0.00	47.08	0.00	12.52	0.00	136.82	-187.88
2015	1.00	7.82	3.92	0.00	47.08	0.00	9.25	0.00	88.80	-129.87
2016	1.00	6.31	3.16	0.00	47.08	0.00	7.46	0.00	62.45	-92.79
2017	1.00	5.30	2.66	0.00	47.08	0.00	6.27	0.00	44.98	-68.53
2018	1.00	4.61	2.31	0.00	47.08	0.00	5.44	0.00	32.91	-52.38
2019	1.00	4.09	2.05	0.00	47.08	0.00	4.83	0.00	23.91	-41.72
2020	1.00	3.69	1.85	0.00	47.08	0.00	4.37	0.00	17.07	-34.80
2021	1.00	3.36	1.68	0.00	47.08	0.00	3.97	0.00	11.28	-30.64
2022	1.00	3.09	1.55	0.00	47.08	0.00	3.65	0.00	6.56	-28.44
2023	1.00	2.84	1.42	0.00	47.08	0.00	3.36	0.00	2.27	-27.75
2024	1.00	0.21	0.10	17.25	3.54	0.00	0.25	0.00	-17.17	-32.69
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**83.81**	**42.08**	**793.37**	**545.02**	**0.00**	**99.51**	**0.00**	**119.31**	**-32.69**

	Oil	
Perfs :	0 - 0	
Initial Rate :	6,632.00 bbl/month	
Abandonment :	793.60 bbl/month	
Initial Decline :	97.00 % year	b = 1.250
Beg Ratio :	0.000 Mcf/bbl	
End Ratio :	1.420 Mcf/bbl	

Abandonment Date :	01/28/2024
Working Int :	0.08623600
Revenue Int :	0.06467700
Disc. Initial Invest. (M$) :	688.465
ROInvestment (disc/undisc) :	0.95 / 1.15
Years to Payout :	6.40
Internal ROR (%) :	7.20

Present Worth Profile (M$)

PW	5.00% :	30.48
PW	8.00% :	-9.93
PW	10.00% :	-32.69
PW	12.00% :	-52.62
PW	15.00% :	-78.00
PW	20.00% :	-110.71

Date : 12/02/2012 5:52:42PM

ECONOMIC PROJECTION

Project Name :	Eagle Ford Res Rep Nov 2012	As Of Date :	01/01/2011	**Case :**	04 PUD 01
Partner :	All Cases	Discount Rate (%) :	10.00	**Reserve Cat. :**	Proved Undeveloped
Case Type :	LEASE CASE		All Cases	**Field :**	
Archive Set :	default			**Operator :**	
				Reservoir :	
				Co., State :	,

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00
Cum NGL (Mgal) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	68.29	96.97	0.00	4.10	5.82	0.00	76.75	8.06	0.00	361.37
2014	61.70	87.61	0.00	3.70	5.26	0.00	76.75	8.06	0.00	326.52
2015	37.22	52.85	0.00	2.23	3.17	0.00	76.75	8.06	0.00	196.96
2016	27.57	39.15	0.00	1.65	2.35	0.00	76.75	8.06	0.00	145.89
2017	22.10	31.38	0.00	1.33	1.88	0.00	76.75	8.06	0.00	116.96
2018	18.63	26.46	0.00	1.12	1.59	0.00	76.75	8.06	0.00	98.60
2019	16.19	22.99	0.00	0.97	1.38	0.00	76.75	8.06	0.00	85.68
2020	14.40	20.45	0.00	0.86	1.23	0.00	76.75	8.06	0.00	76.23
2021	12.95	18.38	0.00	0.78	1.10	0.00	76.75	8.06	0.00	68.52
2022	11.81	16.77	0.00	0.71	1.01	0.00	76.75	8.06	0.00	62.50
2023	10.86	15.42	0.00	0.65	0.92	0.00	76.75	8.06	0.00	57.45
2024	10.01	14.22	0.00	0.60	0.85	0.00	76.75	8.06	0.00	53.00
2025	0.71	1.00	0.00	0.04	0.06	0.00	76.75	8.06	0.00	3.74
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**312.43**	**443.66**	**0.00**	**18.75**	**26.62**	**0.00**	**76.75**	**8.06**	**0.00**	**1,653.42**
Ult	**312.43**	**443.66**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	1.00	18.02	9.03	680.00	21.84	0.00	21.31	0.00	-388.83	-319.53
2014	1.00	16.28	8.16	0.00	43.68	0.00	19.25	0.00	239.14	-147.09
2015	1.00	9.82	4.92	0.00	43.68	0.00	11.61	0.00	126.93	-64.09
2016	1.00	7.28	3.65	0.00	43.68	0.00	8.60	0.00	82.68	-14.99
2017	1.00	5.83	2.92	0.00	43.68	0.00	6.90	0.00	57.63	16.11
2018	1.00	4.92	2.47	0.00	43.68	0.00	5.81	0.00	41.73	36.58
2019	1.00	4.27	2.14	0.00	43.68	0.00	5.05	0.00	30.53	50.19
2020	1.00	3.80	1.91	0.00	43.68	0.00	4.49	0.00	22.35	59.25
2021	1.00	3.42	1.71	0.00	43.68	0.00	4.04	0.00	15.67	65.03
2022	1.00	3.12	1.56	0.00	43.68	0.00	3.69	0.00	10.46	68.53
2023	1.00	2.86	1.44	0.00	43.68	0.00	3.39	0.00	6.08	70.39
2024	1.00	2.64	1.32	0.00	43.68	0.00	3.12	0.00	2.22	71.01
2025	1.00	0.19	0.09	16.00	3.17	0.00	0.22	0.00	-15.93	66.84
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**82.45**	**41.34**	**696.00**	**505.49**	**0.00**	**97.45**	**0.00**	**230.66**	**66.84**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	793.60	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	01/27/2025
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	548.630
ROInvestment (disc/undisc) :	1.12 / 1.33
Years to Payout :	5.42
Internal ROR (%) :	18.24

Present Worth Profile (M$)

PW	5.00% :	133.05
PW	8.00% :	90.33
PW	10.00% :	66.84
PW	12.00% :	46.65
PW	15.00% :	21.51
PW	20.00% :	-9.70

Date : 12/02/2012 5:52:42PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASECASE
Archive Set : default

As Of Date : 01/01/2011
Discount Rate (%) : 10.00
All Cases

Case : 05 PUD 02
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00
Cum NGL (Mgal) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	104.06	147.77	0.00	6.24	8.87	0.00	76.75	8.06	0.00	550.69
2015	46.07	65.41	0.00	2.76	3.92	0.00	76.75	8.06	0.00	243.79
2016	31.65	44.94	0.00	1.90	2.70	0.00	76.75	8.06	0.00	167.47
2017	24.48	34.77	0.00	1.47	2.09	0.00	76.75	8.06	0.00	129.57
2018	20.21	28.70	0.00	1.21	1.72	0.00	76.75	8.06	0.00	106.97
2019	17.32	24.60	0.00	1.04	1.48	0.00	76.75	8.06	0.00	91.68
2020	15.26	21.68	0.00	0.92	1.30	0.00	76.75	8.06	0.00	80.78
2021	13.62	19.34	0.00	0.82	1.16	0.00	76.75	8.06	0.00	72.08
2022	12.35	17.54	0.00	0.74	1.05	0.00	76.75	8.06	0.00	65.38
2023	11.32	16.08	0.00	0.68	0.96	0.00	76.75	8.06	0.00	59.92
2024	10.44	14.83	0.00	0.63	0.89	0.00	76.75	8.06	0.00	55.27
2025	5.64	8.00	0.00	0.34	0.48	0.00	76.75	8.06	0.00	29.83
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**312.43**	**443.66**	**0.00**	**18.75**	**26.62**	**0.00**	**76.75**	**8.06**	**0.00**	**1,653.42**
Ult	**312.43**	**443.66**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	680.00	0.00	0.00	0.00	0.00	-680.00	-518.92
2014	1.00	27.46	13.77	0.00	43.68	0.00	32.47	0.00	433.32	-204.97
2015	1.00	12.16	6.09	0.00	43.68	0.00	14.37	0.00	167.48	-95.36
2016	1.00	8.35	4.19	0.00	43.68	0.00	9.87	0.00	101.38	-35.13
2017	1.00	6.46	3.24	0.00	43.68	0.00	7.64	0.00	68.55	1.87
2018	1.00	5.33	2.67	0.00	43.68	0.00	6.31	0.00	48.98	25.90
2019	1.00	4.57	2.29	0.00	43.68	0.00	5.41	0.00	35.73	41.83
2020	1.00	4.03	2.02	0.00	43.68	0.00	4.76	0.00	26.29	52.49
2021	1.00	3.59	1.80	0.00	43.68	0.00	4.25	0.00	18.75	59.40
2022	1.00	3.26	1.63	0.00	43.68	0.00	3.85	0.00	12.95	63.74
2023	1.00	2.99	1.50	0.00	43.68	0.00	3.53	0.00	8.22	66.24
2024	1.00	2.76	1.38	0.00	43.68	0.00	3.26	0.00	4.19	67.41
2025	1.00	1.49	0.75	16.00	24.97	0.00	1.76	0.00	-15.13	63.64
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**82.45**	**41.34**	**696.00**	**505.45**	**0.00**	**97.45**	**0.00**	**230.70**	**63.64**

	Oil	
Perfs :	0 - 0	
Initial Rate :	19,000.00 bbl/month	
Abandonment :	793.60 bbl/month	
Initial Decline :	97.00 % year	b = 1.250
Beg Ratio :	1.420 Mcf/bbl	
End Ratio :	1.420 Mcf/bbl	

Abandonment Date :	07/30/2025
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	522.910
ROInvestment (disc/undisc) :	1.12 / 1.33
Years to Payout :	5.93
Internal ROR (%) :	18.22

Present Worth Profile (M$)

PW	5.00% :	129.78
PW	8.00% :	86.84
PW	10.00% :	63.64
PW	12.00% :	43.99
PW	15.00% :	19.98
PW	20.00% :	-8.92

Proved Reserves Full Report

As of December 31st, 2011

Date : 12/02/2012 5:39:58PM

ECONOMIC SUMMARY PROJECTION

Total

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 01/01/2012
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : **146.10**
Cum Gas (MMcf) : **193.10**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	139.74	198.93	0.00	8.59	12.18	0.00	97.91	7.73	0.00	934.74
2013	188.17	267.20	0.00	11.55	16.40	0.00	97.91	7.73	0.00	1,257.84
2014	314.30	446.30	0.00	19.01	27.00	0.00	97.91	7.73	0.00	2,070.11
2015	379.48	538.86	0.00	22.88	32.49	0.00	97.91	7.73	0.00	2,491.44
2016	428.50	608.47	0.00	25.80	36.64	0.00	97.91	7.73	0.00	2,809.24
2017	466.90	663.00	0.00	28.09	39.89	0.00	97.91	7.73	0.00	3,058.48
2018	431.65	612.94	0.00	25.96	36.87	0.00	97.91	7.73	0.00	2,827.12
2019	288.83	410.14	0.00	17.39	24.70	0.00	97.91	7.73	0.00	1,893.61
2020	233.15	331.08	0.00	14.04	19.94	0.00	97.91	7.73	0.00	1,529.22
2021	197.90	281.02	0.00	11.92	16.93	0.00	97.91	7.73	0.00	1,298.35
2022	173.66	246.60	0.00	10.47	14.86	0.00	97.91	7.73	0.00	1,139.54
2023	155.32	220.56	0.00	9.36	13.29	0.00	97.91	7.73	0.00	1,019.35
2024	141.05	200.28	0.00	8.50	12.07	0.00	97.91	7.73	0.00	925.72
2025	127.92	181.64	0.00	7.71	10.95	0.00	97.91	7.73	0.00	839.61
2026	108.80	154.50	0.00	6.56	9.31	0.00	97.91	7.73	0.00	713.89
Rem	269.58	382.80	0.00	16.17	22.97	0.00	97.91	7.73	0.00	1,761.15
Total	**4,044.94**	**5,744.33**	**0.00**	**244.02**	**346.49**	**0.00**	**97.91**	**7.73**	**0.00**	**26,569.42**
Ult	**4,191.05**	**5,937.43**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	3.00	45.81	23.37	776.12	110.24	0.00	44.65	0.00	-65.44	-76.85
2013	4.00	61.64	31.45	1,360.00	155.62	0.00	60.07	0.00	-410.94	-427.56
2014	6.00	101.45	51.75	1,360.00	242.98	0.00	98.86	0.00	215.07	-248.24
2015	8.00	122.10	62.29	1,360.00	330.34	0.00	118.98	0.00	497.74	118.11
2016	10.00	137.67	70.23	1,360.00	417.70	0.00	134.16	0.00	689.48	576.47
2017	12.00	149.89	76.46	1,360.00	505.06	0.00	146.06	0.00	821.01	1,071.07
2018	13.00	138.55	70.68	15.88	567.08	0.00	135.02	0.00	1,899.92	2,100.12
2019	12.00	92.80	47.34	0.00	527.23	0.00	90.43	0.00	1,135.81	2,657.60
2020	12.00	74.94	38.23	0.00	527.23	0.00	73.03	0.00	815.78	3,021.36
2021	12.00	63.63	32.46	0.00	527.23	0.00	62.01	0.00	613.03	3,269.75
2022	12.00	55.84	28.49	0.00	527.23	0.00	54.42	0.00	473.55	3,444.17
2023	12.00	49.95	25.48	0.00	527.23	0.00	48.68	0.00	368.00	3,567.39
2024	12.00	45.37	23.14	0.00	527.23	0.00	44.21	0.00	285.77	3,654.39
2025	12.00	41.15	20.99	15.88	524.44	0.00	40.10	0.00	197.06	3,709.11
2026	11.00	34.99	17.85	17.25	472.52	0.00	34.09	0.00	137.20	3,743.76
Rem.		86.31	44.03	160.00	1,315.84	0.00	84.11	0.00	70.87	19.76
Total		**1,302.07**	**664.24**	**7,785.13**	**7,805.19**	**0.00**	**1,268.59**	**0.00**	**7,743.90**	**3,763.52**

Disc. Initial Invest. (M$) :	5,674.781
ROInvestment (disc/undisc) :	1.66 / 1.99
Years to Payout :	5.27
Internal ROR (%) :	86.75

Present Worth Profile (M$)

PW	5.00% :	5,323.29
PW	8.00% :	4,310.33
PW	10.00% :	3,763.52
PW	12.00% :	3,298.19
PW	15.00% :	2,722.83
PW	20.00% :	2,006.93

Date : 12/02/2012 5:39:58PM

ECONOMIC SUMMARY PROJECTION

Proved Producing Rsv Class & Category

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 01/01/2012
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) :	**146.10**
Cum Gas (MMcf) :	**193.10**
Cum NGL (Mgal) :	**0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	88.01	134.54	0.00	5.24	8.01	0.00	97.91	7.73	0.00	575.01
2013	58.18	82.62	0.00	3.46	4.92	0.00	97.91	7.73	0.00	377.22
2014	43.03	61.10	0.00	2.56	3.64	0.00	97.91	7.73	0.00	278.98
2015	34.65	49.20	0.00	2.06	2.93	0.00	97.91	7.73	0.00	224.64
2016	29.32	41.63	0.00	1.75	2.48	0.00	97.91	7.73	0.00	190.07
2017	25.42	36.10	0.00	1.51	2.15	0.00	97.91	7.73	0.00	164.83
2018	21.96	31.18	0.00	1.31	1.86	0.00	97.91	7.73	0.00	142.35
2019	13.17	18.69	0.00	0.78	1.11	0.00	97.91	7.73	0.00	85.35
2020	12.02	17.07	0.00	0.72	1.02	0.00	97.91	7.73	0.00	77.93
2021	11.01	15.63	0.00	0.66	0.93	0.00	97.91	7.73	0.00	71.37
2022	10.13	14.38	0.00	0.60	0.86	0.00	97.91	7.73	0.00	65.66
2023	9.32	13.23	0.00	0.55	0.79	0.00	97.91	7.73	0.00	60.41
2024	8.60	12.21	0.00	0.51	0.73	0.00	97.91	7.73	0.00	55.73
2025	7.39	10.49	0.00	0.44	0.62	0.00	97.91	7.73	0.00	47.90
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**372.20**	**538.08**	**0.00**	**22.16**	**32.04**	**0.00**	**97.91**	**7.73**	**0.00**	**2,417.45**
Ult	**518.30**	**731.19**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	2.00	28.29	14.38	0.00	86.69	0.00	27.25	0.00	418.40	402.87
2013	2.00	18.49	9.43	0.00	86.69	0.00	18.01	0.00	244.59	615.71
2014	2.00	13.67	6.97	0.00	86.69	0.00	13.32	0.00	158.31	740.85
2015	2.00	11.01	5.62	0.00	86.69	0.00	10.73	0.00	110.59	820.29
2016	2.00	9.31	4.75	0.00	86.69	0.00	9.08	0.00	80.23	872.68
2017	2.00	8.08	4.12	0.00	86.69	0.00	7.87	0.00	58.06	907.14
2018	2.00	6.98	3.56	15.88	83.20	0.00	6.80	0.00	25.94	921.49
2019	1.00	4.18	2.13	0.00	43.35	0.00	4.08	0.00	31.61	936.98
2020	1.00	3.82	1.95	0.00	43.35	0.00	3.72	0.00	25.09	948.16
2021	1.00	3.50	1.78	0.00	43.35	0.00	3.41	0.00	19.33	955.99
2022	1.00	3.22	1.64	0.00	43.35	0.00	3.14	0.00	14.32	961.27
2023	1.00	2.96	1.51	0.00	43.35	0.00	2.89	0.00	9.71	964.53
2024	1.00	2.73	1.39	0.00	43.35	0.00	2.66	0.00	5.60	966.23
2025	1.00	2.35	1.20	15.88	40.55	0.00	2.29	0.00	-14.37	962.45
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**118.59**	**60.44**	**31.76**	**903.99**	**0.00**	**115.24**	**0.00**	**1,187.44**	**962.45**

Disc. Initial Invest. (M$) :	12.422
ROInvestment (disc/undisc) :	78.48 / 38.39
Years to Payout :	0.04
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW	5.00% :	1,060.54
PW	8.00% :	998.85
PW	10.00% :	962.45
PW	12.00% :	929.28
PW	15.00% :	884.74
PW	20.00% :	821.80

ECONOMIC PROJECTION

Date : 12/02/2012 5:39:58PM

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASECASE
Archive Set : default

As Of Date : 01/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 01 Tyler Ranch 01H
Reserve Cat. : Proved Producing
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : 54.36
Cum Gas (MMcf) : 125.94
Cum NGL (Mgal) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	22.76	34.98	0.00	1.36	2.08	0.00	97.91	7.73	0.00	148.78
2013	18.49	26.26	0.00	1.10	1.56	0.00	97.91	7.73	0.00	119.88
2014	14.32	20.33	0.00	0.85	1.21	0.00	97.91	7.73	0.00	92.83
2015	11.81	16.77	0.00	0.70	1.00	0.00	97.91	7.73	0.00	76.54
2016	10.14	14.39	0.00	0.60	0.86	0.00	97.91	7.73	0.00	65.71
2017	8.88	12.61	0.00	0.53	0.75	0.00	97.91	7.73	0.00	57.55
2018	7.32	10.39	0.00	0.44	0.62	0.00	97.91	7.73	0.00	47.44
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**93.71**	**135.72**	**0.00**	**5.58**	**8.08**	**0.00**	**97.91**	**7.73**	**0.00**	**608.74**
Ult	**178.07**	**261.66**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	1.00	7.32	3.72	0.00	43.35	0.00	7.05	0.00	87.35	83.67
2013	1.00	5.87	3.00	0.00	43.35	0.00	5.72	0.00	61.93	137.57
2014	1.00	4.55	2.32	0.00	43.35	0.00	4.43	0.00	38.18	167.77
2015	1.00	3.75	1.91	0.00	43.35	0.00	3.66	0.00	23.88	184.93
2016	1.00	3.22	1.64	0.00	43.35	0.00	3.14	0.00	14.37	194.33
2017	1.00	2.82	1.44	0.00	43.35	0.00	2.75	0.00	7.20	198.61
2018	1.00	2.33	1.19	15.88	39.85	0.00	2.27	0.00	-14.06	191.39
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**29.86**	**15.22**	**15.88**	**299.93**	**0.00**	**29.81**	**0.00**	**215.54**	**191.39**

	Oil	
Perfs :	0 - 0	
Initial Rate :	2,646.00 bbl/month	
Abandonment :	634.12 bbl/month	
Initial Decline :	48.66 % year	b = 1.250
Beg Ratio :	1.186 Mcf/bbl	
End Ratio :	1.420 Mcf/bbl	

Abandonment Date :	12/01/2018
Working Int :	0.07939000
Revenue Int :	0.05954250
Disc. Initial Invest. (M$) :	8.214
ROInvestment (disc/undisc) :	24.30 / 14.78
Years to Payout :	0.12
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW	5.00% :	204.21
PW	8.00% :	196.32
PW	10.00% :	191.39
PW	12.00% :	186.72
PW	15.00% :	180.14
PW	20.00% :	170.25

Date : 12/02/2012 5:39:58PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 02 Tyler Ranch 02H
Reserve Cat. : Proved Producing
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : 61.74
Cum Gas (MMcf) : 67.16
Cum NGL (Mgal) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	65.25	99.56	0.00	3.89	5.93	0.00	97.91	7.73	0.00	426.23
2013	39.69	56.36	0.00	2.36	3.36	0.00	97.91	7.73	0.00	257.34
2014	28.71	40.77	0.00	1.71	2.43	0.00	97.91	7.73	0.00	186.15
2015	22.84	32.44	0.00	1.36	1.93	0.00	97.91	7.73	0.00	148.10
2016	19.18	27.24	0.00	1.14	1.62	0.00	97.91	7.73	0.00	124.36
2017	16.55	23.50	0.00	0.99	1.40	0.00	97.91	7.73	0.00	107.28
2018	14.64	20.79	0.00	0.87	1.24	0.00	97.91	7.73	0.00	94.91
2019	13.17	18.69	0.00	0.78	1.11	0.00	97.91	7.73	0.00	85.35
2020	12.02	17.07	0.00	0.72	1.02	0.00	97.91	7.73	0.00	77.93
2021	11.01	15.63	0.00	0.66	0.93	0.00	97.91	7.73	0.00	71.37
2022	10.13	14.38	0.00	0.60	0.86	0.00	97.91	7.73	0.00	65.66
2023	9.32	13.23	0.00	0.55	0.79	0.00	97.91	7.73	0.00	60.41
2024	8.60	12.21	0.00	0.51	0.73	0.00	97.91	7.73	0.00	55.73
2025	7.39	10.49	0.00	0.44	0.62	0.00	97.91	7.73	0.00	47.90
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**278.49**	**402.36**	**0.00**	**16.58**	**23.96**	**0.00**	**97.91**	**7.73**	**0.00**	**1,808.71**
Ult	**340.23**	**469.52**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	1.00	20.97	10.66	0.00	43.35	0.00	20.20	0.00	331.05	319.19
2013	1.00	12.61	6.43	0.00	43.35	0.00	12.29	0.00	182.66	478.14
2014	1.00	9.12	4.65	0.00	43.35	0.00	8.89	0.00	120.14	573.09
2015	1.00	7.26	3.70	0.00	43.35	0.00	7.07	0.00	86.72	635.36
2016	1.00	6.09	3.11	0.00	43.35	0.00	5.94	0.00	65.87	678.35
2017	1.00	5.26	2.68	0.00	43.35	0.00	5.12	0.00	50.87	708.52
2018	1.00	4.65	2.37	0.00	43.35	0.00	4.53	0.00	40.01	730.09
2019	1.00	4.18	2.13	0.00	43.35	0.00	4.08	0.00	31.61	745.59
2020	1.00	3.82	1.95	0.00	43.35	0.00	3.72	0.00	25.09	756.77
2021	1.00	3.50	1.78	0.00	43.35	0.00	3.41	0.00	19.33	764.60
2022	1.00	3.22	1.64	0.00	43.35	0.00	3.14	0.00	14.32	769.88
2023	1.00	2.96	1.51	0.00	43.35	0.00	2.89	0.00	9.71	773.13
2024	1.00	2.73	1.39	0.00	43.35	0.00	2.66	0.00	5.60	774.84
2025	1.00	2.35	1.20	15.88	40.55	0.00	2.29	0.00	-14.37	771.06
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**88.72**	**45.22**	**15.88**	**604.06**	**0.00**	**86.23**	**0.00**	**968.60**	**771.06**

	Oil	
Perfs :	0 - 0	
Initial Rate :	10,392.00	bbl/month
Abandonment :	634.08	bbl/month
Initial Decline :	75.91	% year b = 1.250
Beg Ratio :	1.623	Mcf/bbl
End Ratio :	1.420	Mcf/bbl

Abandonment Date :	12/07/2025
Working Int :	0.07939000
Revenue Int :	0.05954250
Disc. Initial Invest. (M$) :	4.208
ROInvestment (disc/undisc) :	184.24 / 62.00
Years to Payout :	0.02
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW	5.00% :	856.33
PW	8.00% :	802.53
PW	10.00% :	771.06
PW	12.00% :	742.56
PW	15.00% :	704.59
PW	20.00% :	651.56

Date : 12/02/2012 5:39:58PM

ECONOMIC SUMMARY PROJECTION

Proved Undeveloped Rsv Class & Category

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 01/01/2012
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	51.72	64.40	0.00	3.35	4.16	0.00	97.91	7.73	0.00	359.73
2013	129.99	184.58	0.00	8.09	11.48	0.00	97.91	7.73	0.00	880.62
2014	271.27	385.20	0.00	16.45	23.36	0.00	97.91	7.73	0.00	1,791.14
2015	344.83	489.66	0.00	20.82	29.56	0.00	97.91	7.73	0.00	2,266.80
2016	399.18	566.84	0.00	24.05	34.16	0.00	97.91	7.73	0.00	2,619.17
2017	441.47	626.89	0.00	26.58	37.74	0.00	97.91	7.73	0.00	2,893.65
2018	409.69	581.76	0.00	24.66	35.01	0.00	97.91	7.73	0.00	2,684.77
2019	275.67	391.45	0.00	16.61	23.58	0.00	97.91	7.73	0.00	1,808.26
2020	221.13	314.01	0.00	13.33	18.93	0.00	97.91	7.73	0.00	1,451.29
2021	186.89	265.39	0.00	11.27	16.00	0.00	97.91	7.73	0.00	1,226.98
2022	163.53	232.21	0.00	9.86	14.00	0.00	97.91	7.73	0.00	1,073.88
2023	146.00	207.33	0.00	8.81	12.51	0.00	97.91	7.73	0.00	958.94
2024	132.45	188.08	0.00	7.99	11.35	0.00	97.91	7.73	0.00	869.99
2025	120.53	171.15	0.00	7.27	10.33	0.00	97.91	7.73	0.00	791.71
2026	108.80	154.50	0.00	6.56	9.31	0.00	97.91	7.73	0.00	713.89
Rem	269.58	382.80	0.00	16.17	22.97	0.00	97.91	7.73	0.00	1,761.15
Total	**3,672.74**	**5,206.24**	**0.00**	**221.86**	**314.45**	**0.00**	**97.91**	**7.73**	**0.00**	**24,151.97**
Ult	**3,672.74**	**5,206.24**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	1.00	17.51	8.99	776.12	23.54	0.00	17.40	0.00	-483.84	-479.72
2013	2.00	43.16	22.02	1,360.00	68.92	0.00	42.06	0.00	-655.53	-1,043.28
2014	4.00	87.78	44.78	1,360.00	156.28	0.00	85.54	0.00	56.75	-989.09
2015	6.00	111.09	56.67	1,360.00	243.64	0.00	108.26	0.00	387.14	-702.19
2016	8.00	128.36	65.48	1,360.00	331.00	0.00	125.08	0.00	609.24	-296.21
2017	10.00	141.81	72.34	1,360.00	418.36	0.00	138.19	0.00	762.94	163.93
2018	11.00	131.57	67.12	0.00	483.88	0.00	128.22	0.00	1,873.97	1,178.64
2019	11.00	88.62	45.21	0.00	483.88	0.00	86.36	0.00	1,104.19	1,720.61
2020	11.00	71.12	36.28	0.00	483.88	0.00	69.31	0.00	790.69	2,073.19
2021	11.00	60.13	30.67	0.00	483.88	0.00	58.60	0.00	593.70	2,313.75
2022	11.00	52.63	26.85	0.00	483.88	0.00	51.29	0.00	459.23	2,482.90
2023	11.00	46.99	23.97	0.00	483.88	0.00	45.80	0.00	358.29	2,602.86
2024	11.00	42.64	21.75	0.00	483.88	0.00	41.55	0.00	280.17	2,688.15
2025	11.00	38.80	19.79	0.00	483.88	0.00	37.81	0.00	211.43	2,746.66
2026	11.00	34.99	17.85	17.25	472.52	0.00	34.09	0.00	137.20	2,781.31
Rem.		86.31	44.03	160.00	1,315.84	0.00	84.11	0.00	70.87	19.76
Total		**1,183.49**	**603.80**	**7,753.37**	**6,901.20**	**0.00**	**1,153.65**	**0.00**	**6,556.46**	**2,801.07**

Disc. Initial Invest. (M$) : 5,662.360
ROInvestment (disc/undisc) : 1.49 / 1.85
Years to Payout : 5.74
Internal ROR (%) : 40.17

Present Worth Profile (M$)

PW	5.00% :	4,262.75
PW	8.00% :	3,311.48
PW	10.00% :	2,801.07
PW	12.00% :	2,368.91
PW	15.00% :	1,838.09
PW	20.00% :	1,185.13

Date : 12/02/2012 5:39:58PM

ECONOMIC PROJECTION

Project Name :	Eagle Ford Res Rep Nov 2012	**Case :**	03 Peeler Ranch 01H
Partner :	All Cases	**Reserve Cat. :**	Proved Undeveloped
Case Type :	LEASE CASE	**Field :**	
Archive Set :	default	**Operator :**	
		Reservoir :	
		Co., State :	,

As Of Date : 01/01/2012
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	51.72	64.40	0.00	3.35	4.16	0.00	97.91	7.73	0.00	359.73
2013	61.70	87.61	0.00	3.99	5.67	0.00	97.91	7.73	0.00	434.51
2014	37.22	52.85	0.00	2.41	3.42	0.00	97.91	7.73	0.00	262.11
2015	27.50	39.05	0.00	1.78	2.53	0.00	97.91	7.73	0.00	193.67
2016	22.17	31.48	0.00	1.43	2.04	0.00	97.91	7.73	0.00	156.11
2017	18.63	26.46	0.00	1.21	1.71	0.00	97.91	7.73	0.00	131.21
2018	16.19	22.99	0.00	1.05	1.49	0.00	97.91	7.73	0.00	114.01
2019	14.37	20.40	0.00	0.93	1.32	0.00	97.91	7.73	0.00	101.18
2020	12.98	18.44	0.00	0.84	1.19	0.00	97.91	7.73	0.00	91.44
2021	11.81	16.77	0.00	0.76	1.08	0.00	97.91	7.73	0.00	83.18
2022	10.86	15.42	0.00	0.70	1.00	0.00	97.91	7.73	0.00	76.45
2023	9.99	14.18	0.00	0.65	0.92	0.00	97.91	7.73	0.00	70.34
2024	9.21	13.08	0.00	0.60	0.85	0.00	97.91	7.73	0.00	64.89
2025	8.45	12.00	0.00	0.55	0.78	0.00	97.91	7.73	0.00	59.53
2026	6.02	8.55	0.00	0.39	0.55	0.00	97.91	7.73	0.00	42.42
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**318.83**	**443.69**	**0.00**	**20.62**	**28.70**	**0.00**	**97.91**	**7.73**	**0.00**	**2,240.76**
Ult	**318.83**	**443.69**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	1.00	17.51	8.99	776.12	23.54	0.00	17.40	0.00	-483.84	-479.72
2013	1.00	21.29	10.86	0.00	47.08	0.00	20.75	0.00	334.52	-187.96
2014	1.00	12.84	6.55	0.00	47.08	0.00	12.52	0.00	183.11	-43.13
2015	1.00	9.49	4.84	0.00	47.08	0.00	9.25	0.00	123.00	45.24
2016	1.00	7.65	3.90	0.00	47.08	0.00	7.46	0.00	90.02	104.00
2017	1.00	6.43	3.28	0.00	47.08	0.00	6.27	0.00	68.15	144.43
2018	1.00	5.59	2.85	0.00	47.08	0.00	5.44	0.00	53.04	173.03
2019	1.00	4.96	2.53	0.00	47.08	0.00	4.83	0.00	41.78	193.51
2020	1.00	4.48	2.29	0.00	47.08	0.00	4.37	0.00	33.22	208.31
2021	1.00	4.08	2.08	0.00	47.08	0.00	3.97	0.00	25.96	218.83
2022	1.00	3.75	1.91	0.00	47.08	0.00	3.65	0.00	20.06	226.22
2023	1.00	3.45	1.76	0.00	47.08	0.00	3.36	0.00	14.69	231.14
2024	1.00	3.18	1.62	0.00	47.08	0.00	3.10	0.00	9.90	234.16
2025	1.00	2.92	1.49	0.00	47.08	0.00	2.84	0.00	5.19	235.60
2026	1.00	2.08	1.06	17.25	35.72	0.00	2.03	0.00	-15.71	231.77
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**109.69**	**56.02**	**793.37**	**671.36**	**0.00**	**107.23**	**0.00**	**503.09**	**231.77**

	Oil		
Perfs :	0 - 0		
Initial Rate :	6,632.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	0.000	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	10/07/2026
Working Int :	0.08623600
Revenue Int :	0.06467700
Disc. Initial Invest. (M$) :	756.027
ROInvestment (disc/undisc) :	1.31 / 1.63
Years to Payout :	2.89
Internal ROR (%) :	26.85

Present Worth Profile (M$)

PW	5.00% :	347.62
PW	8.00% :	274.28
PW	10.00% :	231.77
PW	12.00% :	193.55
PW	15.00% :	143.06
PW	20.00% :	73.51

Date : 12/02/2012 5:39:58PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 04 PUD 01
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00
Cum NGL (Mgal) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	68.29	96.97	0.00	4.10	5.82	0.00	97.91	7.73	0.00	446.11
2014	61.70	87.61	0.00	3.70	5.26	0.00	97.91	7.73	0.00	403.09
2015	37.22	52.85	0.00	2.23	3.17	0.00	97.91	7.73	0.00	243.15
2016	27.57	39.15	0.00	1.65	2.35	0.00	97.91	7.73	0.00	180.10
2017	22.10	31.38	0.00	1.33	1.88	0.00	97.91	7.73	0.00	144.39
2018	18.63	26.46	0.00	1.12	1.59	0.00	97.91	7.73	0.00	121.72
2019	16.19	22.99	0.00	0.97	1.38	0.00	97.91	7.73	0.00	105.77
2020	14.40	20.45	0.00	0.86	1.23	0.00	97.91	7.73	0.00	94.11
2021	12.95	18.38	0.00	0.78	1.10	0.00	97.91	7.73	0.00	84.58
2022	11.81	16.77	0.00	0.71	1.01	0.00	97.91	7.73	0.00	77.16
2023	10.86	15.42	0.00	0.65	0.92	0.00	97.91	7.73	0.00	70.92
2024	10.01	14.22	0.00	0.60	0.85	0.00	97.91	7.73	0.00	65.42
2025	9.19	13.05	0.00	0.55	0.78	0.00	97.91	7.73	0.00	60.02
2026	8.45	12.00	0.00	0.51	0.72	0.00	97.91	7.73	0.00	55.22
Rem	6.02	8.55	0.00	0.36	0.51	0.00	97.91	7.73	0.00	39.35
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	335.39	476.26	0.00							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	1.00	21.86	11.15	680.00	21.84	0.00	21.31	0.00	-310.05	-284.54
2014	1.00	19.75	10.08	0.00	43.68	0.00	19.25	0.00	310.33	-38.47
2015	1.00	11.92	6.08	0.00	43.68	0.00	11.61	0.00	169.86	83.68
2016	1.00	8.83	4.50	0.00	43.68	0.00	8.60	0.00	114.49	158.45
2017	1.00	7.08	3.61	0.00	43.68	0.00	6.90	0.00	83.12	207.77
2018	1.00	5.97	3.04	0.00	43.68	0.00	5.81	0.00	63.22	241.87
2019	1.00	5.18	2.64	0.00	43.68	0.00	5.05	0.00	49.21	266.00
2020	1.00	4.61	2.35	0.00	43.68	0.00	4.49	0.00	38.97	283.36
2021	1.00	4.15	2.11	0.00	43.68	0.00	4.04	0.00	30.60	295.76
2022	1.00	3.78	1.93	0.00	43.68	0.00	3.69	0.00	24.09	304.63
2023	1.00	3.48	1.77	0.00	43.68	0.00	3.39	0.00	18.61	310.86
2024	1.00	3.21	1.64	0.00	43.68	0.00	3.12	0.00	13.78	315.06
2025	1.00	2.94	1.50	0.00	43.68	0.00	2.87	0.00	9.03	317.56
2026	1.00	2.71	1.38	0.00	43.68	0.00	2.64	0.00	4.82	318.77
Rem.		1.93	0.98	16.00	33.13	0.00	1.88	0.00	-14.57	-3.23
Total		**107.38**	**54.78**	**696.00**	**622.81**	**0.00**	**104.64**	**0.00**	**605.51**	**315.54**

	Oil
Perfs :	0 - 0
Initial Rate :	19,000.00 bbl/month
Abandonment :	634.08 bbl/month
Initial Decline :	97.00 % year b = 1.250
Beg Ratio :	1.420 Mcf/bbl
End Ratio :	1.420 Mcf/bbl

Abandonment Date :	10/07/2027
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	602.412
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	3.07
Internal ROR (%) :	45.05

Present Worth Profile (M$)

PW	5.00% :	436.01
PW	8.00% :	359.08
PW	10.00% :	315.54
PW	12.00% :	277.15
PW	15.00% :	227.64
PW	20.00% :	162.03

Date : 12/02/2012 5:39:58PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 05 PUD 02
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00
Cum NGL (Mgal) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	104.06	147.77	0.00	6.24	8.87	0.00	97.91	7.73	0.00	679.83
2015	46.07	65.41	0.00	2.76	3.92	0.00	97.91	7.73	0.00	300.96
2016	31.65	44.94	0.00	1.90	2.70	0.00	97.91	7.73	0.00	206.74
2017	24.48	34.77	0.00	1.47	2.09	0.00	97.91	7.73	0.00	159.95
2018	20.21	28.70	0.00	1.21	1.72	0.00	97.91	7.73	0.00	132.06
2019	17.32	24.60	0.00	1.04	1.48	0.00	97.91	7.73	0.00	113.18
2020	15.26	21.68	0.00	0.92	1.30	0.00	97.91	7.73	0.00	99.72
2021	13.62	19.34	0.00	0.82	1.16	0.00	97.91	7.73	0.00	88.98
2022	12.35	17.54	0.00	0.74	1.05	0.00	97.91	7.73	0.00	80.71
2023	11.32	16.08	0.00	0.68	0.96	0.00	97.91	7.73	0.00	73.97
2024	10.44	14.83	0.00	0.63	0.89	0.00	97.91	7.73	0.00	68.23
2025	9.58	13.61	0.00	0.57	0.82	0.00	97.91	7.73	0.00	62.60
2026	8.82	12.52	0.00	0.53	0.75	0.00	97.91	7.73	0.00	57.59
Rem	10.20	14.48	0.00	0.61	0.87	0.00	97.91	7.73	0.00	66.61
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	335.39	476.26	0.00							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	680.00	0.00	0.00	0.00	0.00	-680.00	-570.78
2014	1.00	33.32	17.00	0.00	43.68	0.00	32.47	0.00	553.37	-129.88
2015	1.00	14.75	7.52	0.00	43.68	0.00	14.37	0.00	220.63	28.92
2016	1.00	10.13	5.17	0.00	43.68	0.00	9.87	0.00	137.89	119.00
2017	1.00	7.84	4.00	0.00	43.68	0.00	7.64	0.00	96.79	176.45
2018	1.00	6.47	3.30	0.00	43.68	0.00	6.31	0.00	72.30	215.45
2019	1.00	5.55	2.83	0.00	43.68	0.00	5.41	0.00	55.72	242.76
2020	1.00	4.89	2.49	0.00	43.68	0.00	4.76	0.00	43.90	262.33
2021	1.00	4.36	2.22	0.00	43.68	0.00	4.25	0.00	34.46	276.29
2022	1.00	3.96	2.02	0.00	43.68	0.00	3.85	0.00	27.20	286.31
2023	1.00	3.63	1.85	0.00	43.68	0.00	3.53	0.00	21.28	293.43
2024	1.00	3.34	1.71	0.00	43.68	0.00	3.26	0.00	16.24	298.38
2025	1.00	3.07	1.56	0.00	43.68	0.00	2.99	0.00	11.29	301.51
2026	1.00	2.82	1.44	0.00	43.68	0.00	2.75	0.00	6.90	303.24
Rem.		3.26	1.67	16.00	55.38	0.00	3.18	0.00	-12.88	-2.68
Total		**107.38**	**54.78**	**696.00**	**623.22**	**0.00**	**104.64**	**0.00**	**605.10**	**300.56**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	04/08/2028
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	574.171
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	3.58
Internal ROR (%) :	45.03

Present Worth Profile (M$)

PW	5.00% :	425.16
PW	8.00% :	345.21
PW	10.00% :	300.56
PW	12.00% :	261.61
PW	15.00% :	212.01
PW	20.00% :	147.69

Date : 12/02/2012 5:39:58PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 06 PUD 03
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	68.29	96.97	0.00	4.10	5.82	0.00	97.91	7.73	0.00	446.11
2015	61.70	87.61	0.00	3.70	5.26	0.00	97.91	7.73	0.00	403.09
2016	37.30	52.97	0.00	2.24	3.18	0.00	97.91	7.73	0.00	243.71
2017	27.48	39.02	0.00	1.65	2.34	0.00	97.91	7.73	0.00	179.54
2018	22.10	31.38	0.00	1.33	1.88	0.00	97.91	7.73	0.00	144.39
2019	18.63	26.46	0.00	1.12	1.59	0.00	97.91	7.73	0.00	121.72
2020	16.23	23.05	0.00	0.97	1.38	0.00	97.91	7.73	0.00	106.04
2021	14.36	20.40	0.00	0.86	1.22	0.00	97.91	7.73	0.00	93.84
2022	12.95	18.38	0.00	0.78	1.10	0.00	97.91	7.73	0.00	84.58
2023	11.81	16.77	0.00	0.71	1.01	0.00	97.91	7.73	0.00	77.16
2024	10.88	15.46	0.00	0.65	0.93	0.00	97.91	7.73	0.00	71.11
2025	9.99	14.18	0.00	0.60	0.85	0.00	97.91	7.73	0.00	65.24
2026	9.19	13.05	0.00	0.55	0.78	0.00	97.91	7.73	0.00	60.02
Rem	14.48	20.56	0.00	0.87	1.23	0.00	97.91	7.73	0.00	94.57
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	1.00	21.86	11.15	680.00	21.84	0.00	21.31	0.00	-310.05	-258.69
2015	1.00	19.75	10.08	0.00	43.68	0.00	19.25	0.00	310.33	-34.97
2016	1.00	11.94	6.09	0.00	43.68	0.00	11.64	0.00	170.36	76.39
2017	1.00	8.80	4.49	0.00	43.68	0.00	8.57	0.00	114.00	144.06
2018	1.00	7.08	3.61	0.00	43.68	0.00	6.90	0.00	83.12	188.91
2019	1.00	5.97	3.04	0.00	43.68	0.00	5.81	0.00	63.22	219.90
2020	1.00	5.20	2.65	0.00	43.68	0.00	5.06	0.00	49.45	241.94
2021	1.00	4.60	2.35	0.00	43.68	0.00	4.48	0.00	38.73	257.63
2022	1.00	4.15	2.11	0.00	43.68	0.00	4.04	0.00	30.60	268.90
2023	1.00	3.78	1.93	0.00	43.68	0.00	3.69	0.00	24.09	276.97
2024	1.00	3.48	1.78	0.00	43.68	0.00	3.40	0.00	18.77	282.68
2025	1.00	3.20	1.63	0.00	43.68	0.00	3.12	0.00	13.61	286.45
2026	1.00	2.94	1.50	0.00	43.68	0.00	2.87	0.00	9.03	288.72
Rem.		4.63	2.36	16.00	76.82	0.00	4.52	0.00	-9.76	-1.83
Total		**107.38**	**54.78**	**696.00**	**622.82**	**0.00**	**104.64**	**0.00**	**605.51**	**286.89**

	Oil	
Perfs :	0 - 0	
Initial Rate :	19,000.00 bbl/month	
Abandonment :	634.08 bbl/month	
Initial Decline :	97.00 % year	b = 1.250
Beg Ratio :	1.420 Mcf/bbl	
End Ratio :	1.420 Mcf/bbl	

Abandonment Date :	10/06/2028
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	547.683
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	4.07
Internal ROR (%) :	45.06

Present Worth Profile (M$)

PW	5.00% :	415.27
PW	8.00% :	332.51
PW	10.00% :	286.89
PW	12.00% :	247.49
PW	15.00% :	197.98
PW	20.00% :	135.05

Date : 12/02/2012 5:39:58PM

ECONOMIC PROJECTION

Project Name :	Eagle Ford Res Rep Nov 2012	As Of Date :	01/01/2012	**Case :**	07 PUD 04
Partner :	All Cases	Discount Rate (%) :	10.00	**Reserve Cat. :**	Proved Undeveloped
Case Type :	LEASE CASE	All Cases		**Field :**	
Archive Set :	default			**Operator :**	
				Reservoir :	
				Co., State :	,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	104.06	147.77	0.00	6.24	8.87	0.00	97.91	7.73	0.00	679.83
2016	46.17	65.56	0.00	2.77	3.93	0.00	97.91	7.73	0.00	301.61
2017	31.54	44.79	0.00	1.89	2.69	0.00	97.91	7.73	0.00	206.08
2018	24.48	34.77	0.00	1.47	2.09	0.00	97.91	7.73	0.00	159.95
2019	20.21	28.70	0.00	1.21	1.72	0.00	97.91	7.73	0.00	132.06
2020	17.37	24.66	0.00	1.04	1.48	0.00	97.91	7.73	0.00	113.47
2021	15.22	21.61	0.00	0.91	1.30	0.00	97.91	7.73	0.00	99.43
2022	13.62	19.34	0.00	0.82	1.16	0.00	97.91	7.73	0.00	88.98
2023	12.35	17.54	0.00	0.74	1.05	0.00	97.91	7.73	0.00	80.71
2024	11.35	16.12	0.00	0.68	0.97	0.00	97.91	7.73	0.00	74.16
2025	10.41	14.79	0.00	0.62	0.89	0.00	97.91	7.73	0.00	68.04
2026	9.58	13.61	0.00	0.57	0.82	0.00	97.91	7.73	0.00	62.60
Rem	19.01	27.00	0.00	1.14	1.62	0.00	97.91	7.73	0.00	124.21
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	680.00	0.00	0.00	0.00	0.00	-680.00	-518.92
2015	1.00	33.32	17.00	0.00	43.68	0.00	32.47	0.00	553.37	-118.08
2016	1.00	14.78	7.54	0.00	43.68	0.00	14.40	0.00	221.21	26.65
2017	1.00	10.10	5.15	0.00	43.68	0.00	9.84	0.00	137.31	108.20
2018	1.00	7.84	4.00	0.00	43.68	0.00	7.64	0.00	96.79	160.43
2019	1.00	6.47	3.30	0.00	43.68	0.00	6.31	0.00	72.30	195.88
2020	1.00	5.56	2.84	0.00	43.68	0.00	5.42	0.00	55.97	220.83
2021	1.00	4.87	2.49	0.00	43.68	0.00	4.75	0.00	43.64	238.51
2022	1.00	4.36	2.22	0.00	43.68	0.00	4.25	0.00	34.46	251.20
2023	1.00	3.96	2.02	0.00	43.68	0.00	3.85	0.00	27.20	260.31
2024	1.00	3.63	1.85	0.00	43.68	0.00	3.54	0.00	21.45	266.84
2025	1.00	3.33	1.70	0.00	43.68	0.00	3.25	0.00	16.07	271.29
2026	1.00	3.07	1.56	0.00	43.68	0.00	2.99	0.00	11.29	274.13
Rem.		6.09	3.11	16.00	98.95	0.00	5.93	0.00	-5.86	-0.83
Total		**107.38**	**54.78**	**696.00**	**623.11**	**0.00**	**104.64**	**0.00**	**605.22**	**273.30**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	04/08/2029
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	522.008
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	4.58
Internal ROR (%) :	45.03

Present Worth Profile (M$)

PW	5.00% :	405.00
PW	8.00% :	319.70
PW	10.00% :	273.30
PW	12.00% :	233.63
PW	15.00% :	184.41
PW	20.00% :	123.11

Date : 12/02/2012 5:39:58PM

ECONOMIC PROJECTION

Project Name :	Eagle Ford Res Rep Nov 2012	As Of Date : 01/01/2012		**Case :**	08 PUD 05
Partner :	All Cases	Discount Rate (%) : 10.00		**Reserve Cat. :**	Proved Undeveloped
Case Type :	LEASE CASE	All Cases		**Field :**	
Archive Set :	default			**Operator :**	
				Reservoir :	
				Co., State :	,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	68.29	96.97	0.00	4.10	5.82	0.00	97.91	7.73	0.00	446.11
2016	61.82	87.79	0.00	3.71	5.27	0.00	97.91	7.73	0.00	403.89
2017	37.18	52.80	0.00	2.23	3.17	0.00	97.91	7.73	0.00	242.91
2018	27.48	39.02	0.00	1.65	2.34	0.00	97.91	7.73	0.00	179.54
2019	22.10	31.38	0.00	1.33	1.88	0.00	97.91	7.73	0.00	144.39
2020	18.68	26.52	0.00	1.12	1.59	0.00	97.91	7.73	0.00	122.03
2021	16.18	22.98	0.00	0.97	1.38	0.00	97.91	7.73	0.00	105.73
2022	14.36	20.40	0.00	0.86	1.22	0.00	97.91	7.73	0.00	93.84
2023	12.95	18.38	0.00	0.78	1.10	0.00	97.91	7.73	0.00	84.58
2024	11.84	16.82	0.00	0.71	1.01	0.00	97.91	7.73	0.00	77.36
2025	10.85	15.41	0.00	0.65	0.92	0.00	97.91	7.73	0.00	70.91
2026	9.99	14.18	0.00	0.60	0.85	0.00	97.91	7.73	0.00	65.24
Rem	23.66	33.60	0.00	1.42	2.02	0.00	97.91	7.73	0.00	154.60
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	335.39	476.26	0.00							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	1.00	21.86	11.15	680.00	21.84	0.00	21.31	0.00	-310.05	-235.19
2016	1.00	19.79	10.10	0.00	43.68	0.00	19.29	0.00	311.03	-31.35
2017	1.00	11.90	6.07	0.00	43.68	0.00	11.60	0.00	169.65	69.45
2018	1.00	8.80	4.49	0.00	43.68	0.00	8.57	0.00	114.00	130.98
2019	1.00	7.08	3.61	0.00	43.68	0.00	6.90	0.00	83.12	171.75
2020	1.00	5.98	3.05	0.00	43.68	0.00	5.83	0.00	63.49	200.05
2021	1.00	5.18	2.64	0.00	43.68	0.00	5.05	0.00	49.18	219.97
2022	1.00	4.60	2.35	0.00	43.68	0.00	4.48	0.00	38.73	234.24
2023	1.00	4.15	2.11	0.00	43.68	0.00	4.04	0.00	30.60	244.48
2024	1.00	3.79	1.93	0.00	43.68	0.00	3.69	0.00	24.26	251.87
2025	1.00	3.47	1.77	0.00	43.68	0.00	3.39	0.00	18.59	257.01
2026	1.00	3.20	1.63	0.00	43.68	0.00	3.12	0.00	13.61	260.44
Rem.		7.58	3.86	16.00	120.38	0.00	7.38	0.00	-0.60	0.43
Total		**107.38**	**54.78**	**696.00**	**622.70**	**0.00**	**104.64**	**0.00**	**605.63**	**260.87**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	10/06/2029
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	497.926
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	5.07
Internal ROR (%) :	45.06

Present Worth Profile (M$)

PW	5.00% :	395.58
PW	8.00% :	307.94
PW	10.00% :	260.87
PW	12.00% :	221.03
PW	15.00% :	172.20
PW	20.00% :	112.58

Date : 12/02/2012 5:39:58PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 09 PUD 06
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	104.22	148.00	0.00	6.25	8.88	0.00	97.91	7.73	0.00	680.89
2017	46.01	65.33	0.00	2.76	3.92	0.00	97.91	7.73	0.00	300.55
2018	31.54	44.79	0.00	1.89	2.69	0.00	97.91	7.73	0.00	206.08
2019	24.48	34.77	0.00	1.47	2.09	0.00	97.91	7.73	0.00	159.95
2020	20.26	28.78	0.00	1.22	1.73	0.00	97.91	7.73	0.00	132.39
2021	17.32	24.59	0.00	1.04	1.48	0.00	97.91	7.73	0.00	113.14
2022	15.22	21.61	0.00	0.91	1.30	0.00	97.91	7.73	0.00	99.43
2023	13.62	19.34	0.00	0.82	1.16	0.00	97.91	7.73	0.00	88.98
2024	12.39	17.59	0.00	0.74	1.06	0.00	97.91	7.73	0.00	80.92
2025	11.32	16.07	0.00	0.68	0.96	0.00	97.91	7.73	0.00	73.95
2026	10.41	14.79	0.00	0.62	0.89	0.00	97.91	7.73	0.00	68.04
Rem	28.59	40.60	0.00	1.72	2.44	0.00	97.91	7.73	0.00	186.80
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	7.73	**0.00**	**2,191.12**
Ult	335.39	476.26	0.00							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	680.00	0.00	0.00	0.00	0.00	-680.00	-471.78
2016	1.00	33.37	17.02	0.00	43.68	0.00	32.52	0.00	554.30	-106.77
2017	1.00	14.73	7.51	0.00	43.68	0.00	14.35	0.00	220.28	24.23
2018	1.00	10.10	5.15	0.00	43.68	0.00	9.84	0.00	137.31	98.37
2019	1.00	7.84	4.00	0.00	43.68	0.00	7.64	0.00	96.79	145.85
2020	1.00	6.49	3.31	0.00	43.68	0.00	6.32	0.00	72.59	178.21
2021	1.00	5.54	2.83	0.00	43.68	0.00	5.40	0.00	55.68	200.77
2022	1.00	4.87	2.49	0.00	43.68	0.00	4.75	0.00	43.64	216.85
2023	1.00	4.36	2.22	0.00	43.68	0.00	4.25	0.00	34.46	228.39
2024	1.00	3.97	2.02	0.00	43.68	0.00	3.86	0.00	27.39	236.72
2025	1.00	3.62	1.85	0.00	43.68	0.00	3.53	0.00	21.27	242.61
2026	1.00	3.33	1.70	0.00	43.68	0.00	3.25	0.00	16.07	246.65
Rem.		9.15	4.67	16.00	142.63	0.00	8.92	0.00	5.43	1.83
Total		**107.38**	**54.78**	**696.00**	**623.11**	**0.00**	**104.64**	**0.00**	**605.22**	**248.48**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	04/08/2030
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	474.584
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	5.58
Internal ROR (%) :	45.03

Present Worth Profile (M$)

PW	5.00% :	385.74
PW	8.00% :	296.05
PW	10.00% :	248.48
PW	12.00% :	208.63
PW	15.00% :	160.38
PW	20.00% :	102.61

Date : 12/02/2012 5:39:58PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 01/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 10 PUD 07
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	68.29	96.97	0.00	4.10	5.82	0.00	97.91	7.73	0.00	446.11
2017	61.70	87.61	0.00	3.70	5.26	0.00	97.91	7.73	0.00	403.09
2018	37.22	52.85	0.00	2.23	3.17	0.00	97.91	7.73	0.00	243.15
2019	27.50	39.05	0.00	1.65	2.34	0.00	97.91	7.73	0.00	179.66
2020	22.17	31.48	0.00	1.33	1.89	0.00	97.91	7.73	0.00	144.82
2021	18.63	26.46	0.00	1.12	1.59	0.00	97.91	7.73	0.00	121.72
2022	16.19	22.99	0.00	0.97	1.38	0.00	97.91	7.73	0.00	105.77
2023	14.37	20.40	0.00	0.86	1.22	0.00	97.91	7.73	0.00	93.86
2024	12.98	18.44	0.00	0.78	1.11	0.00	97.91	7.73	0.00	84.83
2025	11.81	16.77	0.00	0.71	1.01	0.00	97.91	7.73	0.00	77.16
2026	10.86	15.42	0.00	0.65	0.92	0.00	97.91	7.73	0.00	70.92
Rem	33.68	47.82	0.00	2.02	2.87	0.00	97.91	7.73	0.00	220.02
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	1.00	21.86	11.15	680.00	21.84	0.00	21.31	0.00	-310.05	-213.77
2017	1.00	19.75	10.08	0.00	43.68	0.00	19.25	0.00	310.33	-28.90
2018	1.00	11.92	6.08	0.00	43.68	0.00	11.61	0.00	169.86	62.86
2019	1.00	8.80	4.49	0.00	43.68	0.00	8.58	0.00	114.11	118.85
2020	1.00	7.10	3.62	0.00	43.68	0.00	6.92	0.00	83.51	156.09
2021	1.00	5.97	3.04	0.00	43.68	0.00	5.81	0.00	63.22	181.70
2022	1.00	5.18	2.64	0.00	43.68	0.00	5.05	0.00	49.21	199.83
2023	1.00	4.60	2.35	0.00	43.68	0.00	4.48	0.00	38.75	212.80
2024	1.00	4.16	2.12	0.00	43.68	0.00	4.05	0.00	30.82	222.18
2025	1.00	3.78	1.93	0.00	43.68	0.00	3.69	0.00	24.09	228.85
2026	1.00	3.48	1.77	0.00	43.68	0.00	3.39	0.00	18.61	233.53
Rem.		10.78	5.50	16.00	164.17	0.00	10.51	0.00	13.06	3.52
Total		**107.38**	**54.78**	**696.00**	**622.81**	**0.00**	**104.64**	**0.00**	**605.51**	**237.05**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	10/07/2030
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	452.571
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	6.08
Internal ROR (%) :	45.05

Present Worth Profile (M$)

PW	5.00% :	376.62
PW	8.00% :	285.02
PW	10.00% :	237.05
PW	12.00% :	197.25
PW	15.00% :	149.65
PW	20.00% :	93.75

Date : 12/02/2012 5:39:58PM

ECONOMIC PROJECTION

Project Name :	Eagle Ford Res Rep Nov 2012	As Of Date :	01/01/2012	**Case :**	11 PUD-08
Partner :	All Cases	Discount Rate (%) :	10.00	**Reserve Cat. :**	Proved Undeveloped
Case Type :	LEASECASE		All Cases	**Field :**	
Archive Set :	default			**Operator :**	
				Reservoir :	
				Co., State :	,

Cum Oil (Mbbl) :	**0.00**
Cum Gas (MMcf) :	**0.00**
Cum NGL (Mgal) :	**0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	104.06	147.77	0.00	6.24	8.87	0.00	97.91	7.73	0.00	679.83
2018	46.07	65.41	0.00	2.76	3.92	0.00	97.91	7.73	0.00	300.96
2019	31.57	44.83	0.00	1.89	2.69	0.00	97.91	7.73	0.00	206.25
2020	24.56	34.87	0.00	1.47	2.09	0.00	97.91	7.73	0.00	160.44
2021	20.21	28.70	0.00	1.21	1.72	0.00	97.91	7.73	0.00	132.06
2022	17.32	24.60	0.00	1.04	1.48	0.00	97.91	7.73	0.00	113.18
2023	15.22	21.62	0.00	0.91	1.30	0.00	97.91	7.73	0.00	99.46
2024	13.66	19.40	0.00	0.82	1.16	0.00	97.91	7.73	0.00	89.23
2025	12.35	17.54	0.00	0.74	1.05	0.00	97.91	7.73	0.00	80.71
2026	11.32	16.08	0.00	0.68	0.96	0.00	97.91	7.73	0.00	73.97
Rem	39.04	55.43	0.00	2.34	3.33	0.00	97.91	7.73	0.00	255.03
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	680.00	0.00	0.00	0.00	0.00	-680.00	-428.81
2017	1.00	33.32	17.00	0.00	43.68	0.00	32.47	0.00	553.37	-97.57
2018	1.00	14.75	7.52	0.00	43.68	0.00	14.37	0.00	220.63	21.72
2019	1.00	10.11	5.16	0.00	43.68	0.00	9.85	0.00	137.46	89.20
2020	1.00	7.86	4.01	0.00	43.68	0.00	7.66	0.00	97.22	132.56
2021	1.00	6.47	3.30	0.00	43.68	0.00	6.31	0.00	72.30	161.85
2022	1.00	5.55	2.83	0.00	43.68	0.00	5.41	0.00	55.72	182.38
2023	1.00	4.87	2.49	0.00	43.68	0.00	4.75	0.00	43.67	197.00
2024	1.00	4.37	2.23	0.00	43.68	0.00	4.26	0.00	34.69	207.56
2025	1.00	3.96	2.02	0.00	43.68	0.00	3.85	0.00	27.20	215.08
2026	1.00	3.63	1.85	0.00	43.68	0.00	3.53	0.00	21.28	220.44
Rem.		12.50	6.38	16.00	186.42	0.00	12.18	0.00	21.55	5.35
Total		**107.38**	**54.78**	**696.00**	**623.22**	**0.00**	**104.64**	**0.00**	**605.10**	**225.79**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	04/09/2031
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	431.355
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	6.58
Internal ROR (%) :	45.02

Present Worth Profile (M$)

PW	5.00% :	367.25
PW	8.00% :	274.01
PW	10.00% :	225.79
PW	12.00% :	186.18
PW	15.00% :	139.38
PW	20.00% :	85.45

Date : 12/02/2012 5:39:58PM

ECONOMIC PROJECTION

Project Name :	Eagle Ford Res Rep Nov 2012	As Of Date : 01/01/2012		Case :	12 PUD 09
Partner :	All Cases	Discount Rate (%) : 10.00		Reserve Cat. :	Proved Undeveloped
Case Type :	LEASE CASE	All Cases		Field :	
Archive Set :	default			Operator :	
				Reservoir :	
				Co., State :	,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	68.29	96.97	0.00	4.10	5.82	0.00	97.91	7.73	0.00	446.11
2018	61.70	87.61	0.00	3.70	5.26	0.00	97.91	7.73	0.00	403.09
2019	37.22	52.85	0.00	2.23	3.17	0.00	97.91	7.73	0.00	243.15
2020	27.57	39.15	0.00	1.65	2.35	0.00	97.91	7.73	0.00	180.10
2021	22.10	31.38	0.00	1.33	1.88	0.00	97.91	7.73	0.00	144.39
2022	18.63	26.46	0.00	1.12	1.59	0.00	97.91	7.73	0.00	121.72
2023	16.19	22.99	0.00	0.97	1.38	0.00	97.91	7.73	0.00	105.77
2024	14.40	20.45	0.00	0.86	1.23	0.00	97.91	7.73	0.00	94.11
2025	12.95	18.38	0.00	0.78	1.10	0.00	97.91	7.73	0.00	84.58
2026	11.81	16.77	0.00	0.71	1.01	0.00	97.91	7.73	0.00	77.16
Rem	44.53	63.24	0.00	2.67	3.79	0.00	97.91	7.73	0.00	290.94
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	21.86	11.15	680.00	21.84	0.00	21.31	0.00	-310.05	-194.35
2018	1.00	19.75	10.08	0.00	43.68	0.00	19.25	0.00	310.33	-26.28
2019	1.00	11.92	6.08	0.00	43.68	0.00	11.61	0.00	169.86	57.15
2020	1.00	8.83	4.50	0.00	43.68	0.00	8.60	0.00	114.49	108.22
2021	1.00	7.08	3.61	0.00	43.68	0.00	6.90	0.00	83.12	141.91
2022	1.00	5.97	3.04	0.00	43.68	0.00	5.81	0.00	63.22	165.20
2023	1.00	5.18	2.64	0.00	43.68	0.00	5.05	0.00	49.21	181.68
2024	1.00	4.61	2.35	0.00	43.68	0.00	4.49	0.00	38.97	193.54
2025	1.00	4.15	2.11	0.00	43.68	0.00	4.04	0.00	30.60	202.01
2026	1.00	3.78	1.93	0.00	43.68	0.00	3.69	0.00	24.09	208.07
Rem.		14.26	7.27	16.00	207.85	0.00	13.89	0.00	31.66	7.46
Total		**107.38**	**54.78**	**696.00**	**622.81**	**0.00**	**104.64**	**0.00**	**605.51**	**215.52**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	10/07/2031
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	411.455
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	7.07
Internal ROR (%) :	45.05

Present Worth Profile (M$)

PW	5.00% :	358.71
PW	8.00% :	263.93
PW	10.00% :	215.52
PW	12.00% :	176.14
PW	15.00% :	130.15
PW	20.00% :	78.14

Date : 12/02/2012 5:39:58PM

ECONOMIC PROJECTION

Project Name :	Eagle Ford Res Rep Nov 2012	As Of Date :	01/01/2012	**Case :**	13 PUD 10
Partner :	All Cases	Discount Rate (%) :	10.00	**Reserve Cat. :**	Proved Undeveloped
Case Type :	LEASECASE		All Cases	**Field :**	
Archive Set :	default			**Operator :**	
				Reservoir :	
				Co., State :	,

Cum Oil (Mbbl) :	**0.00**
Cum Gas (MMcf) :	**0.00**
Cum NGL (Mgal) :	**0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	104.06	147.77	0.00	6.24	8.87	0.00	97.91	7.73	0.00	679.83
2019	46.07	65.41	0.00	2.76	3.92	0.00	97.91	7.73	0.00	300.96
2020	31.65	44.94	0.00	1.90	2.70	0.00	97.91	7.73	0.00	206.74
2021	24.48	34.77	0.00	1.47	2.09	0.00	97.91	7.73	0.00	159.95
2022	20.21	28.70	0.00	1.21	1.72	0.00	97.91	7.73	0.00	132.06
2023	17.32	24.60	0.00	1.04	1.48	0.00	97.91	7.73	0.00	113.18
2024	15.26	21.68	0.00	0.92	1.30	0.00	97.91	7.73	0.00	99.72
2025	13.62	19.34	0.00	0.82	1.16	0.00	97.91	7.73	0.00	88.98
2026	12.35	17.54	0.00	0.74	1.05	0.00	97.91	7.73	0.00	80.71
Rem	50.36	71.51	0.00	3.02	4.29	0.00	97.91	7.73	0.00	329.00
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	680.00	0.00	0.00	0.00	0.00	-680.00	-389.85
2018	1.00	33.32	17.00	0.00	43.68	0.00	32.47	0.00	553.37	-88.71
2019	1.00	14.75	7.52	0.00	43.68	0.00	14.37	0.00	220.63	19.75
2020	1.00	10.13	5.17	0.00	43.68	0.00	9.87	0.00	137.89	81.28
2021	1.00	7.84	4.00	0.00	43.68	0.00	7.64	0.00	96.79	120.52
2022	1.00	6.47	3.30	0.00	43.68	0.00	6.31	0.00	72.30	147.15
2023	1.00	5.55	2.83	0.00	43.68	0.00	5.41	0.00	55.72	165.81
2024	1.00	4.89	2.49	0.00	43.68	0.00	4.76	0.00	43.90	179.17
2025	1.00	4.36	2.22	0.00	43.68	0.00	4.25	0.00	34.46	188.71
2026	1.00	3.96	2.02	0.00	43.68	0.00	3.85	0.00	27.20	195.55
Rem.		16.12	8.23	16.00	230.10	0.00	15.71	0.00	42.84	9.74
Total		**107.38**	**54.78**	**696.00**	**623.22**	**0.00**	**104.64**	**0.00**	**605.10**	**205.29**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	04/08/2032
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	392.167
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	7.58
Internal ROR (%) :	45.03

Present Worth Profile (M$)

PW	5.00% :	349.78
PW	8.00% :	253.74
PW	10.00% :	205.29
PW	12.00% :	166.25
PW	15.00% :	121.22
PW	20.00% :	71.22

Proved Reserves Full Report

As of March 31st, 2012

ECONOMIC SUMMARY PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 04/01/2012
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : **179.33**
Cum Gas (MMcf) : **249.84**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	106.51	142.20	0.00	6.61	8.80	0.00	97.91	7.73	0.00	714.92
2013	188.17	267.20	0.00	11.55	16.40	0.00	97.91	7.73	0.00	1,257.84
2014	314.30	446.30	0.00	19.01	27.00	0.00	97.91	7.73	0.00	2,070.11
2015	379.48	538.86	0.00	22.88	32.49	0.00	97.91	7.73	0.00	2,491.44
2016	428.50	608.47	0.00	25.80	36.64	0.00	97.91	7.73	0.00	2,809.24
2017	466.90	663.00	0.00	28.09	39.89	0.00	97.91	7.73	0.00	3,058.48
2018	431.65	612.94	0.00	25.96	36.87	0.00	97.91	7.73	0.00	2,827.12
2019	288.83	410.14	0.00	17.39	24.70	0.00	97.91	7.73	0.00	1,893.61
2020	233.15	331.08	0.00	14.04	19.94	0.00	97.91	7.73	0.00	1,529.22
2021	197.90	281.02	0.00	11.92	16.93	0.00	97.91	7.73	0.00	1,298.35
2022	173.66	246.60	0.00	10.47	14.86	0.00	97.91	7.73	0.00	1,139.54
2023	155.32	220.56	0.00	9.36	13.29	0.00	97.91	7.73	0.00	1,019.35
2024	141.05	200.28	0.00	8.50	12.07	0.00	97.91	7.73	0.00	925.72
2025	127.92	181.64	0.00	7.71	10.95	0.00	97.91	7.73	0.00	839.61
2026	108.80	154.50	0.00	6.56	9.31	0.00	97.91	7.73	0.00	713.89
Rem	269.58	382.80	0.00	16.17	22.97	0.00	97.91	7.73	0.00	1,761.15
Total	**4,011.71**	**5,687.59**	**0.00**	**242.04**	**343.11**	**0.00**	**97.91**	**7.73**	**0.00**	**26,349.59**
Ult	**4,191.05**	**5,937.43**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	3.00	34.92	17.87	776.12	88.56	0.00	34.36	0.00	-236.92	-252.38
2013	4.00	61.64	31.45	1,360.00	155.62	0.00	60.07	0.00	-410.94	-611.52
2014	6.00	101.45	51.75	1,360.00	242.98	0.00	98.86	0.00	215.07	-427.89
2015	8.00	122.10	62.29	1,360.00	330.34	0.00	118.98	0.00	497.74	-52.74
2016	10.00	137.67	70.23	1,360.00	417.70	0.00	134.16	0.00	689.48	416.64
2017	12.00	149.89	76.46	1,360.00	505.06	0.00	146.06	0.00	821.01	923.12
2018	13.00	138.55	70.68	15.88	567.08	0.00	135.02	0.00	1,899.92	1,976.90
2019	12.00	92.80	47.34	0.00	527.23	0.00	90.43	0.00	1,135.81	2,547.77
2020	12.00	74.94	38.23	0.00	527.23	0.00	73.03	0.00	815.78	2,920.27
2021	12.00	63.63	32.46	0.00	527.23	0.00	62.01	0.00	613.03	3,174.63
2022	12.00	55.84	28.49	0.00	527.23	0.00	54.42	0.00	473.55	3,353.25
2023	12.00	49.95	25.48	0.00	527.23	0.00	48.68	0.00	368.00	3,479.43
2024	12.00	45.37	23.14	0.00	527.23	0.00	44.21	0.00	285.77	3,568.52
2025	12.00	41.15	20.99	15.88	524.44	0.00	40.10	0.00	197.06	3,624.56
2026	11.00	34.99	17.85	17.25	472.52	0.00	34.09	0.00	137.20	3,660.04
Rem.		86.31	44.03	160.00	1,315.84	0.00	84.11	0.00	70.87	20.23
Total		**1,291.18**	**658.74**	**7,785.13**	**7,783.52**	**0.00**	**1,258.60**	**0.00**	**7,572.42**	**3,680.27**

Disc. Initial Invest. (M$) :	5,811.147
ROInvestment (disc/undisc) :	1.63 / 1.97
Years to Payout :	5.11
Internal ROR (%) :	64.53

Present Worth Profile (M$)

PW	5.00% :	5,215.79
PW	8.00% :	4,220.52
PW	10.00% :	3,680.27
PW	12.00% :	3,218.54
PW	15.00% :	2,644.58
PW	20.00% :	1,924.47

Date : 12/02/2012 5:37:31 PM

ECONOMIC SUMMARY PROJECTION

Proved Producing Rsv Class & Category

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 04/01/2012
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : 179.33
Cum Gas (MMcf) : 249.84
Cum NGL (Mgal) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	54.78	77.80	0.00	3.26	4.63	0.00	97.91	7.73	0.00	355.19
2013	58.18	82.62	0.00	3.46	4.92	0.00	97.91	7.73	0.00	377.22
2014	43.03	61.10	0.00	2.56	3.64	0.00	97.91	7.73	0.00	278.98
2015	34.65	49.20	0.00	2.06	2.93	0.00	97.91	7.73	0.00	224.64
2016	29.32	41.63	0.00	1.75	2.48	0.00	97.91	7.73	0.00	190.07
2017	25.42	36.10	0.00	1.51	2.15	0.00	97.91	7.73	0.00	164.83
2018	21.96	31.18	0.00	1.31	1.86	0.00	97.91	7.73	0.00	142.35
2019	13.17	18.69	0.00	0.78	1.11	0.00	97.91	7.73	0.00	85.35
2020	12.02	17.07	0.00	0.72	1.02	0.00	97.91	7.73	0.00	77.93
2021	11.01	15.63	0.00	0.66	0.93	0.00	97.91	7.73	0.00	71.37
2022	10.13	14.38	0.00	0.60	0.86	0.00	97.91	7.73	0.00	65.66
2023	9.32	13.23	0.00	0.55	0.79	0.00	97.91	7.73	0.00	60.41
2024	8.60	12.21	0.00	0.51	0.73	0.00	97.91	7.73	0.00	55.73
2025	7.39	10.49	0.00	0.44	0.62	0.00	97.91	7.73	0.00	47.90
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**338.97**	**481.35**	**0.00**	**20.18**	**28.66**	**0.00**	**97.91**	**7.73**	**0.00**	**2,197.62**
Ult	**518.30**	**731.19**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	2.00	17.41	8.88	0.00	65.02	0.00	16.96	0.00	246.92	238.86
2013	2.00	18.49	9.43	0.00	86.69	0.00	18.01	0.00	244.59	456.82
2014	2.00	13.67	6.97	0.00	86.69	0.00	13.32	0.00	158.31	584.97
2015	2.00	11.01	5.62	0.00	86.69	0.00	10.73	0.00	110.59	666.32
2016	2.00	9.31	4.75	0.00	86.69	0.00	9.08	0.00	80.23	719.96
2017	2.00	8.08	4.12	0.00	86.69	0.00	7.87	0.00	58.06	755.25
2018	2.00	6.98	3.56	15.88	83.20	0.00	6.80	0.00	25.94	769.94
2019	1.00	4.18	2.13	0.00	43.35	0.00	4.08	0.00	31.61	785.81
2020	1.00	3.82	1.95	0.00	43.35	0.00	3.72	0.00	25.09	797.26
2021	1.00	3.50	1.78	0.00	43.35	0.00	3.41	0.00	19.33	805.28
2022	1.00	3.22	1.64	0.00	43.35	0.00	3.14	0.00	14.32	810.68
2023	1.00	2.96	1.51	0.00	43.35	0.00	2.89	0.00	9.71	814.02
2024	1.00	2.73	1.39	0.00	43.35	0.00	2.66	0.00	5.60	815.77
2025	1.00	2.35	1.20	15.88	40.55	0.00	2.29	0.00	-14.37	811.89
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**107.70**	**54.94**	**31.76**	**882.32**	**0.00**	**104.95**	**0.00**	**1,015.96**	**811.89**

Disc. Initial Invest. (M$) :	12.720
ROInvestment (disc/undisc) :	64.83 / 32.99
Years to Payout :	0.06
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW	5.00% :	900.91
PW	8.00% :	844.93
PW	10.00% :	811.89
PW	12.00% :	781.79
PW	15.00% :	741.36
PW	20.00% :	684.26

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 04/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 01 Tyler Ranch 01H
Reserve Cat. : Proved Producing
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : **91.56**
Cum Gas (MMcf) : **133.63**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	15.56	27.30	0.00	0.93	1.63	0.00	97.91	7.73	0.00	103.29
2013	18.49	26.26	0.00	1.10	1.56	0.00	97.91	7.73	0.00	119.88
2014	14.32	20.33	0.00	0.85	1.21	0.00	97.91	7.73	0.00	92.83
2015	11.81	16.77	0.00	0.70	1.00	0.00	97.91	7.73	0.00	76.54
2016	10.14	14.39	0.00	0.60	0.86	0.00	97.91	7.73	0.00	65.71
2017	8.88	12.61	0.00	0.53	0.75	0.00	97.91	7.73	0.00	57.55
2018	7.32	10.39	0.00	0.44	0.62	0.00	97.91	7.73	0.00	47.44
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**86.51**	**125.84**	**0.00**	**5.15**	**7.62**	**0.00**	**97.91**	**7.73**	**0.00**	**563.25**
Ult	**178.07**	**261.66**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	1.00	5.12	2.58	0.00	32.51	0.00	4.82	0.00	58.25	56.22
2013	1.00	5.87	3.00	0.00	43.35	0.00	5.72	0.00	61.93	111.41
2014	1.00	4.55	2.32	0.00	43.35	0.00	4.43	0.00	38.18	142.33
2015	1.00	3.75	1.91	0.00	43.35	0.00	3.66	0.00	23.88	159.91
2016	1.00	3.22	1.64	0.00	43.35	0.00	3.14	0.00	14.37	169.53
2017	1.00	2.82	1.44	0.00	43.35	0.00	2.75	0.00	7.20	173.92
2018	1.00	2.33	1.19	15.88	39.85	0.00	2.27	0.00	-14.06	166.52
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**27.67**	**14.08**	**15.88**	**259.10**	**0.00**	**26.79**	**0.00**	**189.74**	**166.52**

	Oil		
Perfs :	0 - 0		
Initial Rate :	2,056.00	bbl/month	
Abandonment :	634.12	bbl/month	
Initial Decline :	42.43	% year	b = 1.250
Beg Ratio :	1.575	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	12/01/2018
Working Int :	0.07939000
Revenue Int :	0.05954250
Disc. Initial Invest. (M$) :	8.411
ROInvestment (disc/undisc) :	20.80 / 12.95
Years to Payout :	0.19
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW	5.00% :	177.42
PW	8.00% :	170.72
PW	10.00% :	166.52
PW	12.00% :	162.52
PW	15.00% :	156.88
PW	20.00% :	148.34

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 04/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 02 Tyler Ranch 02H
Reserve Cat. : Proved Producing
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : 87.77
Cum Gas (MMcf) : 116.21
Cum NGL (Mgal) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	39.22	50.51	0.00	2.34	3.01	0.00	97.91	7.73	0.00	251.90
2013	39.69	56.36	0.00	2.36	3.36	0.00	97.91	7.73	0.00	257.34
2014	28.71	40.77	0.00	1.71	2.43	0.00	97.91	7.73	0.00	186.15
2015	22.84	32.44	0.00	1.36	1.93	0.00	97.91	7.73	0.00	148.10
2016	19.18	27.24	0.00	1.14	1.62	0.00	97.91	7.73	0.00	124.36
2017	16.55	23.50	0.00	0.99	1.40	0.00	97.91	7.73	0.00	107.28
2018	14.64	20.79	0.00	0.87	1.24	0.00	97.91	7.73	0.00	94.91
2019	13.17	18.69	0.00	0.78	1.11	0.00	97.91	7.73	0.00	85.35
2020	12.02	17.07	0.00	0.72	1.02	0.00	97.91	7.73	0.00	77.93
2021	11.01	15.63	0.00	0.66	0.93	0.00	97.91	7.73	0.00	71.37
2022	10.13	14.38	0.00	0.60	0.86	0.00	97.91	7.73	0.00	65.66
2023	9.32	13.23	0.00	0.55	0.79	0.00	97.91	7.73	0.00	60.41
2024	8.60	12.21	0.00	0.51	0.73	0.00	97.91	7.73	0.00	55.73
2025	7.39	10.49	0.00	0.44	0.62	0.00	97.91	7.73	0.00	47.90
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**252.46**	**353.31**	**0.00**	**15.03**	**21.04**	**0.00**	**97.91**	**7.73**	**0.00**	**1,634.38**
Ult	**340.23**	**469.52**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	1.00	12.28	6.30	0.00	32.51	0.00	12.14	0.00	188.66	182.65
2013	1.00	12.61	6.43	0.00	43.35	0.00	12.29	0.00	182.66	345.42
2014	1.00	9.12	4.65	0.00	43.35	0.00	8.89	0.00	120.14	442.64
2015	1.00	7.26	3.70	0.00	43.35	0.00	7.07	0.00	86.72	506.41
2016	1.00	6.09	3.11	0.00	43.35	0.00	5.94	0.00	65.87	550.44
2017	1.00	5.26	2.68	0.00	43.35	0.00	5.12	0.00	50.87	581.33
2018	1.00	4.65	2.37	0.00	43.35	0.00	4.53	0.00	40.01	603.42
2019	1.00	4.18	2.13	0.00	43.35	0.00	4.08	0.00	31.61	619.29
2020	1.00	3.82	1.95	0.00	43.35	0.00	3.72	0.00	25.09	630.74
2021	1.00	3.50	1.78	0.00	43.35	0.00	3.41	0.00	19.33	638.76
2022	1.00	3.22	1.64	0.00	43.35	0.00	3.14	0.00	14.32	644.16
2023	1.00	2.96	1.51	0.00	43.35	0.00	2.89	0.00	9.71	647.49
2024	1.00	2.73	1.39	0.00	43.35	0.00	2.66	0.00	5.60	649.24
2025	1.00	2.35	1.20	15.88	40.55	0.00	2.29	0.00	-14.37	645.37
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**50.03**	**40.86**	**15.88**	**593.22**	**0.00**	**78.17**	**0.00**	**826.21**	**645.37**

	Oil	
Perfs :	0 - 0	
Initial Rate :	6,525.00	bbl/month
Abandonment :	634.08	bbl/month
Initial Decline :	62.70	% year b = 1.250
Beg Ratio :	1.548	Mcf/bbl
End Ratio :	1.420	Mcf/bbl

Abandonment Date :	12/07/2025
Working Int :	0.07939000
Revenue Int :	0.05954250
Disc. Initial Invest. (M$) :	4.309
ROInvestment (disc/undisc) :	150.77 / 53.04
Years to Payout :	0.04
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW	5.00% :	723.48
PW	8.00% :	674.20
PW	10.00% :	645.37
PW	12.00% :	619.27
PW	15.00% :	584.48
PW	20.00% :	535.93

Date : 12/02/2012 5:37:31 PM

ECONOMIC SUMMARY PROJECTION

Proved Undeveloped Rsv Class & Category

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 04/01/2012
Discount Rate (%) : 10.00
All Cases

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	51.72	64.40	0.00	3.35	4.16	0.00	97.91	7.73	0.00	359.73
2013	129.99	184.58	0.00	8.09	11.48	0.00	97.91	7.73	0.00	880.62
2014	271.27	385.20	0.00	16.45	23.36	0.00	97.91	7.73	0.00	1,791.14
2015	344.83	489.66	0.00	20.82	29.56	0.00	97.91	7.73	0.00	2,266.80
2016	399.18	566.84	0.00	24.05	34.16	0.00	97.91	7.73	0.00	2,619.17
2017	441.47	626.89	0.00	26.58	37.74	0.00	97.91	7.73	0.00	2,893.65
2018	409.69	581.76	0.00	24.66	35.01	0.00	97.91	7.73	0.00	2,684.77
2019	275.67	391.45	0.00	16.61	23.58	0.00	97.91	7.73	0.00	1,808.26
2020	221.13	314.01	0.00	13.33	18.93	0.00	97.91	7.73	0.00	1,451.29
2021	186.89	265.39	0.00	11.27	16.00	0.00	97.91	7.73	0.00	1,226.98
2022	163.53	232.21	0.00	9.86	14.00	0.00	97.91	7.73	0.00	1,073.88
2023	146.00	207.33	0.00	8.81	12.51	0.00	97.91	7.73	0.00	958.94
2024	132.45	188.08	0.00	7.99	11.35	0.00	97.91	7.73	0.00	869.99
2025	120.53	171.15	0.00	7.27	10.33	0.00	97.91	7.73	0.00	791.71
2026	108.80	154.50	0.00	6.56	9.31	0.00	97.91	7.73	0.00	713.89
Rem	269.58	382.80	0.00	16.17	22.97	0.00	97.91	7.73	0.00	1,761.15
Total	**3,672.74**	**5,206.24**	**0.00**	**221.86**	**314.45**	**0.00**	**97.91**	**7.73**	**0.00**	**24,151.97**
Ult	**3,672.74**	**5,206.24**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	1.00	17.51	8.99	776.12	23.54	0.00	17.40	0.00	-483.84	-491.24
2013	2.00	43.16	22.02	1,360.00	68.92	0.00	42.06	0.00	-655.53	-1,068.35
2014	4.00	87.78	44.78	1,360.00	156.28	0.00	85.54	0.00	56.75	-1,012.86
2015	6.00	111.09	56.67	1,360.00	243.64	0.00	108.26	0.00	387.14	-719.06
2016	8.00	128.36	65.48	1,360.00	331.00	0.00	125.08	0.00	609.24	-303.33
2017	10.00	141.81	72.34	1,360.00	418.36	0.00	138.19	0.00	762.94	167.87
2018	11.00	131.57	67.12	0.00	483.88	0.00	128.22	0.00	1,873.97	1,206.96
2019	11.00	88.62	45.21	0.00	483.88	0.00	86.36	0.00	1,104.19	1,761.96
2020	11.00	71.12	36.28	0.00	483.88	0.00	69.31	0.00	790.69	2,123.01
2021	11.00	60.13	30.67	0.00	483.88	0.00	58.60	0.00	593.70	2,369.35
2022	11.00	52.63	26.85	0.00	483.88	0.00	51.29	0.00	459.23	2,542.56
2023	11.00	46.99	23.97	0.00	483.88	0.00	45.80	0.00	358.29	2,665.41
2024	11.00	42.64	21.75	0.00	483.88	0.00	41.55	0.00	280.17	2,752.75
2025	11.00	38.80	19.79	0.00	483.88	0.00	37.81	0.00	211.43	2,812.66
2026	11.00	34.99	17.85	17.25	472.52	0.00	34.09	0.00	137.20	2,848.14
Rem.		86.31	44.03	160.00	1,315.84	0.00	84.11	0.00	70.87	20.23
Total		**1,183.49**	**603.80**	**7,753.37**	**6,901.20**	**0.00**	**1,153.65**	**0.00**	**6,556.46**	**2,868.38**

Disc. Initial Invest. (M$) :	5,798.427
ROInvestment (disc/undisc) :	1.49 / 1.85
Years to Payout :	5.49
Internal ROR (%) :	40.17

Present Worth Profile (M$)

PW	5.00% :	4,314.88
PW	8.00% :	3,375.59
PW	10.00% :	2,868.38
PW	12.00% :	2,436.75
PW	15.00% :	1,903.22
PW	20.00% :	1,240.21

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 04/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 03 Peeler Ranch 01H
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	51.72	64.40	0.00	3.35	4.16	0.00	97.91	7.73	0.00	359.73
2013	61.70	87.61	0.00	3.99	5.67	0.00	97.91	7.73	0.00	434.51
2014	37.22	52.85	0.00	2.41	3.42	0.00	97.91	7.73	0.00	262.11
2015	27.50	39.05	0.00	1.78	2.53	0.00	97.91	7.73	0.00	193.67
2016	22.17	31.48	0.00	1.43	2.04	0.00	97.91	7.73	0.00	156.11
2017	18.63	26.46	0.00	1.21	1.71	0.00	97.91	7.73	0.00	131.21
2018	16.19	22.99	0.00	1.05	1.49	0.00	97.91	7.73	0.00	114.01
2019	14.37	20.40	0.00	0.93	1.32	0.00	97.91	7.73	0.00	101.18
2020	12.98	18.44	0.00	0.84	1.19	0.00	97.91	7.73	0.00	91.44
2021	11.81	16.77	0.00	0.76	1.08	0.00	97.91	7.73	0.00	83.18
2022	10.86	15.42	0.00	0.70	1.00	0.00	97.91	7.73	0.00	76.45
2023	9.99	14.18	0.00	0.65	0.92	0.00	97.91	7.73	0.00	70.34
2024	9.21	13.08	0.00	0.60	0.85	0.00	97.91	7.73	0.00	64.89
2025	8.45	12.00	0.00	0.55	0.78	0.00	97.91	7.73	0.00	59.53
2026	6.02	8.55	0.00	0.39	0.55	0.00	97.91	7.73	0.00	42.42
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**318.83**	**443.69**	**0.00**	**20.62**	**28.70**	**0.00**	**97.91**	**7.73**	**0.00**	**2,240.76**
Ult	**318.83**	**443.69**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	1.00	17.51	8.99	776.12	23.54	0.00	17.40	0.00	-483.84	-491.24
2013	1.00	21.29	10.86	0.00	47.08	0.00	20.75	0.00	334.52	-192.47
2014	1.00	12.84	6.55	0.00	47.08	0.00	12.52	0.00	183.11	-44.17
2015	1.00	9.49	4.84	0.00	47.08	0.00	9.25	0.00	123.00	46.32
2016	1.00	7.65	3.90	0.00	47.08	0.00	7.46	0.00	90.02	106.50
2017	1.00	6.43	3.28	0.00	47.08	0.00	6.27	0.00	68.15	147.90
2018	1.00	5.59	2.85	0.00	47.08	0.00	5.44	0.00	53.04	177.19
2019	1.00	4.96	2.53	0.00	47.08	0.00	4.83	0.00	41.78	198.16
2020	1.00	4.48	2.29	0.00	47.08	0.00	4.37	0.00	33.22	213.32
2021	1.00	4.08	2.08	0.00	47.08	0.00	3.97	0.00	25.96	224.09
2022	1.00	3.75	1.91	0.00	47.08	0.00	3.65	0.00	20.06	231.65
2023	1.00	3.45	1.76	0.00	47.08	0.00	3.36	0.00	14.69	236.69
2024	1.00	3.18	1.62	0.00	47.08	0.00	3.10	0.00	9.90	239.78
2025	1.00	2.92	1.49	0.00	47.08	0.00	2.84	0.00	5.19	241.26
2026	1.00	2.08	1.06	17.25	35.72	0.00	2.03	0.00	-15.71	237.34
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**109.69**	**56.02**	**793.37**	**671.36**	**0.00**	**107.23**	**0.00**	**503.09**	**237.34**

	Oil		
Perfs :	0 - 0		
Initial Rate :	6,632.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	0.000	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	10/07/2026
Working Int :	0.08623600
Revenue Int :	0.06467700
Disc. Initial Invest. (M$) :	774.195
ROInvestment (disc/undisc) :	1.31 / 1.63
Years to Payout :	2.64
Internal ROR (%) :	26.85

Present Worth Profile (M$)

PW	5.00% :	351.88
PW	8.00% :	279.59
PW	10.00% :	237.34
PW	12.00% :	199.10
PW	15.00% :	148.13
PW	20.00% :	76.93

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name :	Eagle Ford Res Rep Nov 2012	As Of Date : 04/01/2012		**Case :**	04 PUD 01
Partner :	All Cases	Discount Rate (%) : 10.00		**Reserve Cat. :**	Proved Undeveloped
Case Type :	LEASE CASE	All Cases		**Field :**	
Archive Set :	default			**Operator :**	
				Reservoir :	
				Co., State :	,

Cum Oil (Mbbl) :	**0.00**
Cum Gas (MMcf) :	**0.00**
Cum NGL (Mgal) :	**0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	68.29	96.97	0.00	4.10	5.82	0.00	97.91	7.73	0.00	446.11
2014	61.70	87.61	0.00	3.70	5.26	0.00	97.91	7.73	0.00	403.09
2015	37.22	52.85	0.00	2.23	3.17	0.00	97.91	7.73	0.00	243.15
2016	27.57	39.15	0.00	1.65	2.35	0.00	97.91	7.73	0.00	180.10
2017	22.10	31.38	0.00	1.33	1.88	0.00	97.91	7.73	0.00	144.39
2018	18.63	26.46	0.00	1.12	1.59	0.00	97.91	7.73	0.00	121.72
2019	16.19	22.99	0.00	0.97	1.38	0.00	97.91	7.73	0.00	105.77
2020	14.40	20.45	0.00	0.86	1.23	0.00	97.91	7.73	0.00	94.11
2021	12.95	18.38	0.00	0.78	1.10	0.00	97.91	7.73	0.00	84.58
2022	11.81	16.77	0.00	0.71	1.01	0.00	97.91	7.73	0.00	77.16
2023	10.86	15.42	0.00	0.65	0.92	0.00	97.91	7.73	0.00	70.92
2024	10.01	14.22	0.00	0.60	0.85	0.00	97.91	7.73	0.00	65.42
2025	9.19	13.05	0.00	0.55	0.78	0.00	97.91	7.73	0.00	60.02
2026	8.45	12.00	0.00	0.51	0.72	0.00	97.91	7.73	0.00	55.22
Rem	6.02	8.55	0.00	0.36	0.51	0.00	97.91	7.73	0.00	39.35
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	1.00	21.86	11.15	680.00	21.84	0.00	21.31	0.00	-310.05	-291.38
2014	1.00	19.75	10.08	0.00	43.68	0.00	19.25	0.00	310.33	-39.39
2015	1.00	11.92	6.08	0.00	43.68	0.00	11.61	0.00	169.86	85.69
2016	1.00	8.83	4.50	0.00	43.68	0.00	8.60	0.00	114.49	162.26
2017	1.00	7.08	3.61	0.00	43.68	0.00	6.90	0.00	83.12	212.77
2018	1.00	5.97	3.04	0.00	43.68	0.00	5.81	0.00	63.22	247.68
2019	1.00	5.18	2.64	0.00	43.68	0.00	5.05	0.00	49.21	272.39
2020	1.00	4.61	2.35	0.00	43.68	0.00	4.49	0.00	38.97	290.17
2021	1.00	4.15	2.11	0.00	43.68	0.00	4.04	0.00	30.60	302.87
2022	1.00	3.78	1.93	0.00	43.68	0.00	3.69	0.00	24.09	311.95
2023	1.00	3.48	1.77	0.00	43.68	0.00	3.39	0.00	18.61	318.33
2024	1.00	3.21	1.64	0.00	43.68	0.00	3.12	0.00	13.78	322.63
2025	1.00	2.94	1.50	0.00	43.68	0.00	2.87	0.00	9.03	325.19
2026	1.00	2.71	1.38	0.00	43.68	0.00	2.64	0.00	4.82	326.43
Rem.		1.93	0.98	16.00	33.13	0.00	1.88	0.00	-14.57	-3.31
Total		**107.38**	**54.78**	**696.00**	**622.81**	**0.00**	**104.64**	**0.00**	**605.51**	**323.13**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	10/07/2027
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	616.888
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	2.83
Internal ROR (%) :	45.05

Present Worth Profile (M$)

PW	5.00% :	441.35
PW	8.00% :	366.03
PW	10.00% :	323.13
PW	12.00% :	285.09
PW	15.00% :	235.71
PW	20.00% :	169.56

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name :	Eagle Ford Res Rep Nov 2012	As Of Date :	04/01/2012	**Case :**	05 PUD 02
Partner :	All Cases	Discount Rate (%) :	10.00	**Reserve Cat. :**	Proved Undeveloped
Case Type :	LEASECASE	All Cases		**Field :**	
Archive Set :	default			**Operator :**	
				Reservoir :	
				Co., State :	,

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00
Cum NGL (Mgal) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	104.06	147.77	0.00	6.24	8.87	0.00	97.91	7.73	0.00	679.83
2015	46.07	65.41	0.00	2.76	3.92	0.00	97.91	7.73	0.00	300.96
2016	31.65	44.94	0.00	1.90	2.70	0.00	97.91	7.73	0.00	206.74
2017	24.48	34.77	0.00	1.47	2.09	0.00	97.91	7.73	0.00	159.95
2018	20.21	28.70	0.00	1.21	1.72	0.00	97.91	7.73	0.00	132.06
2019	17.32	24.60	0.00	1.04	1.48	0.00	97.91	7.73	0.00	113.18
2020	15.26	21.68	0.00	0.92	1.30	0.00	97.91	7.73	0.00	99.72
2021	13.62	19.34	0.00	0.82	1.16	0.00	97.91	7.73	0.00	88.98
2022	12.35	17.54	0.00	0.74	1.05	0.00	97.91	7.73	0.00	80.71
2023	11.32	16.08	0.00	0.68	0.96	0.00	97.91	7.73	0.00	73.97
2024	10.44	14.83	0.00	0.63	0.89	0.00	97.91	7.73	0.00	68.23
2025	9.58	13.61	0.00	0.57	0.82	0.00	97.91	7.73	0.00	62.60
2026	8.82	12.52	0.00	0.53	0.75	0.00	97.91	7.73	0.00	57.59
Rem	10.20	14.48	0.00	0.61	0.87	0.00	97.91	7.73	0.00	66.61
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	680.00	0.00	0.00	0.00	0.00	-680.00	-584.49
2014	1.00	33.32	17.00	0.00	43.68	0.00	32.47	0.00	553.37	-133.00
2015	1.00	14.75	7.52	0.00	43.68	0.00	14.37	0.00	220.63	29.61
2016	1.00	10.13	5.17	0.00	43.68	0.00	9.87	0.00	137.89	121.86
2017	1.00	7.84	4.00	0.00	43.68	0.00	7.64	0.00	96.79	180.69
2018	1.00	6.47	3.30	0.00	43.68	0.00	6.31	0.00	72.30	220.62
2019	1.00	5.55	2.83	0.00	43.68	0.00	5.41	0.00	55.72	248.60
2020	1.00	4.89	2.49	0.00	43.68	0.00	4.76	0.00	43.90	268.63
2021	1.00	4.36	2.22	0.00	43.68	0.00	4.25	0.00	34.46	282.93
2022	1.00	3.96	2.02	0.00	43.68	0.00	3.85	0.00	27.20	293.19
2023	1.00	3.63	1.85	0.00	43.68	0.00	3.53	0.00	21.28	300.48
2024	1.00	3.34	1.71	0.00	43.68	0.00	3.26	0.00	16.24	305.55
2025	1.00	3.07	1.56	0.00	43.68	0.00	2.99	0.00	11.29	308.75
2026	1.00	2.82	1.44	0.00	43.68	0.00	2.75	0.00	6.90	310.53
Rem.		3.26	1.67	16.00	55.38	0.00	3.18	0.00	-12.88	-2.75
Total		**107.38**	**54.78**	**696.00**	**623.22**	**0.00**	**104.64**	**0.00**	**605.10**	**307.79**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	04/08/2028
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	587.969
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	3.33
Internal ROR (%) :	45.03

Present Worth Profile (M$)

PW	5.00% :	430.36
PW	8.00% :	351.89
PW	10.00% :	307.79
PW	12.00% :	269.10
PW	15.00% :	219.53
PW	20.00% :	154.55

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 04/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 06 PUD 03
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	68.29	96.97	0.00	4.10	5.82	0.00	97.91	7.73	0.00	446.11
2015	61.70	87.61	0.00	3.70	5.26	0.00	97.91	7.73	0.00	403.09
2016	37.30	52.97	0.00	2.24	3.18	0.00	97.91	7.73	0.00	243.71
2017	27.48	39.02	0.00	1.65	2.34	0.00	97.91	7.73	0.00	179.54
2018	22.10	31.38	0.00	1.33	1.88	0.00	97.91	7.73	0.00	144.39
2019	18.63	26.46	0.00	1.12	1.59	0.00	97.91	7.73	0.00	121.72
2020	16.23	23.05	0.00	0.97	1.38	0.00	97.91	7.73	0.00	106.04
2021	14.36	20.40	0.00	0.86	1.22	0.00	97.91	7.73	0.00	93.84
2022	12.95	18.38	0.00	0.78	1.10	0.00	97.91	7.73	0.00	84.58
2023	11.81	16.77	0.00	0.71	1.01	0.00	97.91	7.73	0.00	77.16
2024	10.88	15.46	0.00	0.65	0.93	0.00	97.91	7.73	0.00	71.11
2025	9.99	14.18	0.00	0.60	0.85	0.00	97.91	7.73	0.00	65.24
2026	9.19	13.05	0.00	0.55	0.78	0.00	97.91	7.73	0.00	60.02
Rem	14.48	20.56	0.00	0.87	1.23	0.00	97.91	7.73	0.00	94.57
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	1.00	21.86	11.15	680.00	21.84	0.00	21.31	0.00	-310.05	-264.91
2015	1.00	19.75	10.08	0.00	43.68	0.00	19.25	0.00	310.33	-35.82
2016	1.00	11.94	6.09	0.00	43.68	0.00	11.64	0.00	170.36	78.22
2017	1.00	8.80	4.49	0.00	43.68	0.00	8.57	0.00	114.00	147.52
2018	1.00	7.08	3.61	0.00	43.68	0.00	6.90	0.00	83.12	193.44
2019	1.00	5.97	3.04	0.00	43.68	0.00	5.81	0.00	63.22	225.19
2020	1.00	5.20	2.65	0.00	43.68	0.00	5.06	0.00	49.45	247.76
2021	1.00	4.60	2.35	0.00	43.68	0.00	4.48	0.00	38.73	263.82
2022	1.00	4.15	2.11	0.00	43.68	0.00	4.04	0.00	30.60	275.36
2023	1.00	3.78	1.93	0.00	43.68	0.00	3.69	0.00	24.09	283.62
2024	1.00	3.48	1.78	0.00	43.68	0.00	3.40	0.00	18.77	289.47
2025	1.00	3.20	1.63	0.00	43.68	0.00	3.12	0.00	13.61	293.33
2026	1.00	2.94	1.50	0.00	43.68	0.00	2.87	0.00	9.03	295.66
Rem.		4.63	2.36	16.00	76.82	0.00	4.52	0.00	-9.76	-1.87
Total		**107.38**	**54.78**	**696.00**	**622.82**	**0.00**	**104.64**	**0.00**	**605.51**	**293.79**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	10/06/2028
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	560.844
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	3.82
Internal ROR (%) :	45.06

Present Worth Profile (M$)

PW	5.00% :	420.35
PW	8.00% :	338.95
PW	10.00% :	293.79
PW	12.00% :	254.58
PW	15.00% :	205.00
PW	20.00% :	141.33

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASECASE
Archive Set : default

As Of Date : 04/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 07 PUD 04
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	104.06	147.77	0.00	6.24	8.87	0.00	97.91	7.73	0.00	679.83
2016	46.17	65.56	0.00	2.77	3.93	0.00	97.91	7.73	0.00	301.61
2017	31.54	44.79	0.00	1.89	2.69	0.00	97.91	7.73	0.00	206.08
2018	24.48	34.77	0.00	1.47	2.09	0.00	97.91	7.73	0.00	159.95
2019	20.21	28.70	0.00	1.21	1.72	0.00	97.91	7.73	0.00	132.06
2020	17.37	24.66	0.00	1.04	1.48	0.00	97.91	7.73	0.00	113.47
2021	15.22	21.61	0.00	0.91	1.30	0.00	97.91	7.73	0.00	99.43
2022	13.62	19.34	0.00	0.82	1.16	0.00	97.91	7.73	0.00	88.98
2023	12.35	17.54	0.00	0.74	1.05	0.00	97.91	7.73	0.00	80.71
2024	11.35	16.12	0.00	0.68	0.97	0.00	97.91	7.73	0.00	74.16
2025	10.41	14.79	0.00	0.62	0.89	0.00	97.91	7.73	0.00	68.04
2026	9.58	13.61	0.00	0.57	0.82	0.00	97.91	7.73	0.00	62.60
Rem	19.01	27.00	0.00	1.14	1.62	0.00	97.91	7.73	0.00	124.21
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	680.00	0.00	0.00	0.00	0.00	-680.00	-531.39
2015	1.00	33.32	17.00	0.00	43.68	0.00	32.47	0.00	553.37	-120.91
2016	1.00	14.78	7.54	0.00	43.68	0.00	14.40	0.00	221.21	27.29
2017	1.00	10.10	5.15	0.00	43.68	0.00	9.84	0.00	137.31	110.80
2018	1.00	7.84	4.00	0.00	43.68	0.00	7.64	0.00	96.79	164.28
2019	1.00	6.47	3.30	0.00	43.68	0.00	6.31	0.00	72.30	200.59
2020	1.00	5.56	2.84	0.00	43.68	0.00	5.42	0.00	55.97	226.13
2021	1.00	4.87	2.49	0.00	43.68	0.00	4.75	0.00	43.64	244.24
2022	1.00	4.36	2.22	0.00	43.68	0.00	4.25	0.00	34.46	257.24
2023	1.00	3.96	2.02	0.00	43.68	0.00	3.85	0.00	27.20	266.56
2024	1.00	3.63	1.85	0.00	43.68	0.00	3.54	0.00	21.45	273.25
2025	1.00	3.33	1.70	0.00	43.68	0.00	3.25	0.00	16.07	277.80
2026	1.00	3.07	1.56	0.00	43.68	0.00	2.99	0.00	11.29	280.72
Rem.		6.09	3.11	16.00	98.95	0.00	5.93	0.00	-5.86	-0.85
Total		**107.38**	**54.78**	**696.00**	**623.11**	**0.00**	**104.64**	**0.00**	**605.22**	**279.87**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	04/08/2029
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	534.552
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	4.33
Internal ROR (%) :	45.03

Present Worth Profile (M$)

PW	5.00% :	409.95
PW	8.00% :	325.89
PW	10.00% :	279.87
PW	12.00% :	240.32
PW	15.00% :	190.94
PW	20.00% :	128.83

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASECASE
Archive Set : default

As Of Date : 04/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 08 PUD 05
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	68.29	96.97	0.00	4.10	5.82	0.00	97.91	7.73	0.00	446.11
2016	61.82	87.79	0.00	3.71	5.27	0.00	97.91	7.73	0.00	403.89
2017	37.18	52.80	0.00	2.23	3.17	0.00	97.91	7.73	0.00	242.91
2018	27.48	39.02	0.00	1.65	2.34	0.00	97.91	7.73	0.00	179.54
2019	22.10	31.38	0.00	1.33	1.88	0.00	97.91	7.73	0.00	144.39
2020	18.68	26.52	0.00	1.12	1.59	0.00	97.91	7.73	0.00	122.03
2021	16.18	22.98	0.00	0.97	1.38	0.00	97.91	7.73	0.00	105.73
2022	14.36	20.40	0.00	0.86	1.22	0.00	97.91	7.73	0.00	93.84
2023	12.95	18.38	0.00	0.78	1.10	0.00	97.91	7.73	0.00	84.58
2024	11.84	16.82	0.00	0.71	1.01	0.00	97.91	7.73	0.00	77.36
2025	10.85	15.41	0.00	0.65	0.92	0.00	97.91	7.73	0.00	70.91
2026	9.99	14.18	0.00	0.60	0.85	0.00	97.91	7.73	0.00	65.24
Rem	23.66	33.60	0.00	1.42	2.02	0.00	97.91	7.73	0.00	154.60
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	1.00	21.86	11.15	680.00	21.84	0.00	21.31	0.00	-310.05	-240.84
2016	1.00	19.79	10.10	0.00	43.68	0.00	19.29	0.00	311.03	-32.11
2017	1.00	11.90	6.07	0.00	43.68	0.00	11.60	0.00	169.65	71.12
2018	1.00	8.80	4.49	0.00	43.68	0.00	8.57	0.00	114.00	134.13
2019	1.00	7.08	3.61	0.00	43.68	0.00	6.90	0.00	83.12	175.88
2020	1.00	5.98	3.05	0.00	43.68	0.00	5.83	0.00	63.49	204.86
2021	1.00	5.18	2.64	0.00	43.68	0.00	5.05	0.00	49.18	225.26
2022	1.00	4.60	2.35	0.00	43.68	0.00	4.48	0.00	38.73	239.86
2023	1.00	4.15	2.11	0.00	43.68	0.00	4.04	0.00	30.60	250.36
2024	1.00	3.79	1.93	0.00	43.68	0.00	3.69	0.00	24.26	257.92
2025	1.00	3.47	1.77	0.00	43.68	0.00	3.39	0.00	18.59	263.19
2026	1.00	3.20	1.63	0.00	43.68	0.00	3.12	0.00	13.61	266.70
Rem.		7.58	3.86	16.00	120.38	0.00	7.38	0.00	-0.60	0.44
Total		**107.38**	**54.78**	**696.00**	**622.70**	**0.00**	**104.64**	**0.00**	**605.63**	**267.14**

	Oil	
Perfs :	0 - 0	
Initial Rate :	19,000.00 bbl/month	
Abandonment :	634.08 bbl/month	
Initial Decline :	97.00 % year	b = 1.250
Beg Ratio :	1.420 Mcf/bbl	
End Ratio :	1.420 Mcf/bbl	

Abandonment Date :	10/06/2029
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	509.891
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	4.82
Internal ROR (%) :	45.06

Present Worth Profile (M$)

PW	5.00% :	400.42
PW	8.00% :	313.91
PW	10.00% :	267.14
PW	12.00% :	227.36
PW	15.00% :	178.30
PW	20.00% :	117.81

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 04/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 09 PUD 06
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	104.22	148.00	0.00	6.25	8.88	0.00	97.91	7.73	0.00	680.89
2017	46.01	65.33	0.00	2.76	3.92	0.00	97.91	7.73	0.00	300.55
2018	31.54	44.79	0.00	1.89	2.69	0.00	97.91	7.73	0.00	206.08
2019	24.48	34.77	0.00	1.47	2.09	0.00	97.91	7.73	0.00	159.95
2020	20.26	28.78	0.00	1.22	1.73	0.00	97.91	7.73	0.00	132.39
2021	17.32	24.59	0.00	1.04	1.48	0.00	97.91	7.73	0.00	113.14
2022	15.22	21.61	0.00	0.91	1.30	0.00	97.91	7.73	0.00	99.43
2023	13.62	19.34	0.00	0.82	1.16	0.00	97.91	7.73	0.00	88.98
2024	12.39	17.59	0.00	0.74	1.06	0.00	97.91	7.73	0.00	80.92
2025	11.32	16.07	0.00	0.68	0.96	0.00	97.91	7.73	0.00	73.95
2026	10.41	14.79	0.00	0.62	0.89	0.00	97.91	7.73	0.00	68.04
Rem	28.59	40.60	0.00	1.72	2.44	0.00	97.91	7.73	0.00	186.80
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	680.00	0.00	0.00	0.00	0.00	-680.00	-483.12
2016	1.00	33.37	17.02	0.00	43.68	0.00	32.52	0.00	554.30	-109.34
2017	1.00	14.73	7.51	0.00	43.68	0.00	14.35	0.00	220.28	24.82
2018	1.00	10.10	5.15	0.00	43.68	0.00	9.84	0.00	137.31	100.73
2019	1.00	7.84	4.00	0.00	43.68	0.00	7.64	0.00	96.79	149.36
2020	1.00	6.49	3.31	0.00	43.68	0.00	6.32	0.00	72.59	182.50
2021	1.00	5.54	2.83	0.00	43.68	0.00	5.40	0.00	55.68	205.60
2022	1.00	4.87	2.49	0.00	43.68	0.00	4.75	0.00	43.64	222.06
2023	1.00	4.36	2.22	0.00	43.68	0.00	4.25	0.00	34.46	233.87
2024	1.00	3.97	2.02	0.00	43.68	0.00	3.86	0.00	27.39	242.41
2025	1.00	3.62	1.85	0.00	43.68	0.00	3.53	0.00	21.27	248.44
2026	1.00	3.33	1.70	0.00	43.68	0.00	3.25	0.00	16.07	252.58
Rem.		9.15	4.67	16.00	142.63	0.00	8.92	0.00	5.43	1.88
Total		**107.38**	**54.78**	**696.00**	**623.11**	**0.00**	**104.64**	**0.00**	**605.22**	**254.45**

	Oil	
Perfs :	0 - 0	
Initial Rate :	19,000.00 bbl/month	
Abandonment :	634.08 bbl/month	
Initial Decline :	97.00 % year	b = 1.250
Beg Ratio :	1.420 Mcf/bbl	
End Ratio :	1.420 Mcf/bbl	

Abandonment Date :	04/08/2030
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	485.988
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	5.33
Internal ROR (%) :	45.03

Present Worth Profile (M$)

PW	5.00% :	390.45
PW	8.00% :	301.78
PW	10.00% :	254.45
PW	12.00% :	214.60
PW	15.00% :	166.06
PW	20.00% :	107.38

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name : Eagle Ford Res Rep Nov 2012
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 04/01/2012
Discount Rate (%) : 10.00
All Cases

Case : 10 PUD 07
Reserve Cat. : Proved Undeveloped
Field :
Operator :
Reservoir :
Co., State : ,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	68.29	96.97	0.00	4.10	5.82	0.00	97.91	7.73	0.00	446.11
2017	61.70	87.61	0.00	3.70	5.26	0.00	97.91	7.73	0.00	403.09
2018	37.22	52.85	0.00	2.23	3.17	0.00	97.91	7.73	0.00	243.15
2019	27.50	39.05	0.00	1.65	2.34	0.00	97.91	7.73	0.00	179.66
2020	22.17	31.48	0.00	1.33	1.89	0.00	97.91	7.73	0.00	144.82
2021	18.63	26.46	0.00	1.12	1.59	0.00	97.91	7.73	0.00	121.72
2022	16.19	22.99	0.00	0.97	1.38	0.00	97.91	7.73	0.00	105.77
2023	14.37	20.40	0.00	0.86	1.22	0.00	97.91	7.73	0.00	93.86
2024	12.98	18.44	0.00	0.78	1.11	0.00	97.91	7.73	0.00	84.83
2025	11.81	16.77	0.00	0.71	1.01	0.00	97.91	7.73	0.00	77.16
2026	10.86	15.42	0.00	0.65	0.92	0.00	97.91	7.73	0.00	70.92
Rem	33.68	47.82	0.00	2.02	2.87	0.00	97.91	7.73	0.00	220.02
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	1.00	21.86	11.15	680.00	21.84	0.00	21.31	0.00	-310.05	-218.90
2017	1.00	19.75	10.08	0.00	43.68	0.00	19.25	0.00	310.33	-29.60
2018	1.00	11.92	6.08	0.00	43.68	0.00	11.61	0.00	169.86	64.37
2019	1.00	8.80	4.49	0.00	43.68	0.00	8.58	0.00	114.11	121.71
2020	1.00	7.10	3.62	0.00	43.68	0.00	6.92	0.00	83.51	159.84
2021	1.00	5.97	3.04	0.00	43.68	0.00	5.81	0.00	63.22	186.07
2022	1.00	5.18	2.64	0.00	43.68	0.00	5.05	0.00	49.21	204.63
2023	1.00	4.60	2.35	0.00	43.68	0.00	4.48	0.00	38.75	217.92
2024	1.00	4.16	2.12	0.00	43.68	0.00	4.05	0.00	30.82	227.52
2025	1.00	3.78	1.93	0.00	43.68	0.00	3.69	0.00	24.09	234.35
2026	1.00	3.48	1.77	0.00	43.68	0.00	3.39	0.00	18.61	239.14
Rem.		10.78	5.50	16.00	164.17	0.00	10.51	0.00	13.06	3.60
Total		**107.38**	**54.78**	**696.00**	**622.81**	**0.00**	**104.64**	**0.00**	**605.51**	**242.74**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	10/07/2030
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	463.447
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	5.83
Internal ROR (%) :	45.05

Present Worth Profile (M$)

PW	5.00% :	381.23
PW	8.00% :	290.54
PW	10.00% :	242.74
PW	12.00% :	202.90
PW	15.00% :	154.95
PW	20.00% :	98.10

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name :	Eagle Ford Res Rep Nov 2012	As Of Date :	04/01/2012	**Case :**	11 PUD 08
Partner :	All Cases	Discount Rate (%) :	10.00	**Reserve Cat. :**	Proved Undeveloped
Case Type :	LEASECASE	All Cases		**Field :**	
Archive Set :	default			**Operator :**	
				Reservoir :	
				Co., State :	,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	104.06	147.77	0.00	6.24	8.87	0.00	97.91	7.73	0.00	679.83
2018	46.07	65.41	0.00	2.76	3.92	0.00	97.91	7.73	0.00	300.96
2019	31.57	44.83	0.00	1.89	2.69	0.00	97.91	7.73	0.00	206.25
2020	24.56	34.87	0.00	1.47	2.09	0.00	97.91	7.73	0.00	160.44
2021	20.21	28.70	0.00	1.21	1.72	0.00	97.91	7.73	0.00	132.06
2022	17.32	24.60	0.00	1.04	1.48	0.00	97.91	7.73	0.00	113.18
2023	15.22	21.62	0.00	0.91	1.30	0.00	97.91	7.73	0.00	99.46
2024	13.66	19.40	0.00	0.82	1.16	0.00	97.91	7.73	0.00	89.23
2025	12.35	17.54	0.00	0.74	1.05	0.00	97.91	7.73	0.00	80.71
2026	11.32	16.08	0.00	0.68	0.96	0.00	97.91	7.73	0.00	73.97
Rem	39.04	55.43	0.00	2.34	3.33	0.00	97.91	7.73	0.00	255.03
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	680.00	0.00	0.00	0.00	0.00	-680.00	-439.11
2017	1.00	33.32	17.00	0.00	43.68	0.00	32.47	0.00	553.37	-99.92
2018	1.00	14.75	7.52	0.00	43.68	0.00	14.37	0.00	220.63	22.25
2019	1.00	10.11	5.16	0.00	43.68	0.00	9.85	0.00	137.46	91.34
2020	1.00	7.86	4.01	0.00	43.68	0.00	7.66	0.00	97.22	135.74
2021	1.00	6.47	3.30	0.00	43.68	0.00	6.31	0.00	72.30	165.74
2022	1.00	5.55	2.83	0.00	43.68	0.00	5.41	0.00	55.72	186.76
2023	1.00	4.87	2.49	0.00	43.68	0.00	4.75	0.00	43.67	201.73
2024	1.00	4.37	2.23	0.00	43.68	0.00	4.26	0.00	34.69	212.54
2025	1.00	3.96	2.02	0.00	43.68	0.00	3.85	0.00	27.20	220.25
2026	1.00	3.63	1.85	0.00	43.68	0.00	3.53	0.00	21.28	225.73
Rem.		12.50	6.38	16.00	186.42	0.00	12.18	0.00	21.55	5.48
Total		**107.38**	**54.78**	**696.00**	**623.22**	**0.00**	**104.64**	**0.00**	**605.10**	**231.22**

	Oil	
Perfs :	0 - 0	
Initial Rate :	19,000.00 bbl/month	
Abandonment :	634.08 bbl/month	
Initial Decline :	97.00 % year	b = 1.250
Beg Ratio :	1.420 Mcf/bbl	
End Ratio :	1.420 Mcf/bbl	

Abandonment Date :	04/09/2031
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	441.721
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	6.33
Internal ROR (%) :	45.02

Present Worth Profile (M$)

PW	5.00% :	371.74
PW	8.00% :	279.32
PW	10.00% :	231.22
PW	12.00% :	191.51
PW	15.00% :	144.32
PW	20.00% :	89.42

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name :	Eagle Ford Res Rep Nov 2012	As Of Date : 04/01/2012	Case : 12 PUD 09
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. : Proved Undeveloped
Case Type :	LEASE CASE	All Cases	Field :
Archive Set :	default		Operator :
			Reservoir :
			Co., State : ,

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**
Cum NGL (Mgal) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	68.29	96.97	0.00	4.10	5.82	0.00	97.91	7.73	0.00	446.11
2018	61.70	87.61	0.00	3.70	5.26	0.00	97.91	7.73	0.00	403.09
2019	37.22	52.85	0.00	2.23	3.17	0.00	97.91	7.73	0.00	243.15
2020	27.57	39.15	0.00	1.65	2.35	0.00	97.91	7.73	0.00	180.10
2021	22.10	31.38	0.00	1.33	1.88	0.00	97.91	7.73	0.00	144.39
2022	18.63	26.46	0.00	1.12	1.59	0.00	97.91	7.73	0.00	121.72
2023	16.19	22.99	0.00	0.97	1.38	0.00	97.91	7.73	0.00	105.77
2024	14.40	20.45	0.00	0.86	1.23	0.00	97.91	7.73	0.00	94.11
2025	12.95	18.38	0.00	0.78	1.10	0.00	97.91	7.73	0.00	84.58
2026	11.81	16.77	0.00	0.71	1.01	0.00	97.91	7.73	0.00	77.16
Rem	44.53	63.24	0.00	2.67	3.79	0.00	97.91	7.73	0.00	290.94
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	21.86	11.15	680.00	21.84	0.00	21.31	0.00	-310.05	-199.02
2018	1.00	19.75	10.08	0.00	43.68	0.00	19.25	0.00	310.33	-26.91
2019	1.00	11.92	6.08	0.00	43.68	0.00	11.61	0.00	169.86	58.53
2020	1.00	8.83	4.50	0.00	43.68	0.00	8.60	0.00	114.49	110.82
2021	1.00	7.08	3.61	0.00	43.68	0.00	6.90	0.00	83.12	145.32
2022	1.00	5.97	3.04	0.00	43.68	0.00	5.81	0.00	63.22	169.17
2023	1.00	5.18	2.64	0.00	43.68	0.00	5.05	0.00	49.21	186.04
2024	1.00	4.61	2.35	0.00	43.68	0.00	4.49	0.00	38.97	198.19
2025	1.00	4.15	2.11	0.00	43.68	0.00	4.04	0.00	30.60	206.86
2026	1.00	3.78	1.93	0.00	43.68	0.00	3.69	0.00	24.09	213.07
Rem.		14.26	7.27	16.00	207.85	0.00	13.89	0.00	31.66	7.63
Total		**107.38**	**54.78**	**696.00**	**622.81**	**0.00**	**104.64**	**0.00**	**605.51**	**220.70**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	10/07/2031
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	421.343
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	6.83
Internal ROR (%) :	45.05

Present Worth Profile (M$)

PW	5.00% :	363.10
PW	8.00% :	269.04
PW	10.00% :	220.70
PW	12.00% :	181.18
PW	15.00% :	134.77
PW	20.00% :	81.77

Date : 12/02/2012 5:37:31 PM

ECONOMIC PROJECTION

Project Name :	Eagle Ford Res Rep Nov 2012	As Of Date :	04/01/2012	**Case :**	13 PUD 10
Partner :	All Cases	Discount Rate (%) :	10.00	**Reserve Cat. :**	Proved Undeveloped
Case Type :	LEASE CASE	All Cases		**Field :**	
Archive Set :	default			**Operator :**	
				Reservoir :	
				Co., State :	,

Cum Oil (Mbbl) :	**0.00**
Cum Gas (MMcf) :	**0.00**
Cum NGL (Mgal) :	**0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	104.06	147.77	0.00	6.24	8.87	0.00	97.91	7.73	0.00	679.83
2019	46.07	65.41	0.00	2.76	3.92	0.00	97.91	7.73	0.00	300.96
2020	31.65	44.94	0.00	1.90	2.70	0.00	97.91	7.73	0.00	206.74
2021	24.48	34.77	0.00	1.47	2.09	0.00	97.91	7.73	0.00	159.95
2022	20.21	28.70	0.00	1.21	1.72	0.00	97.91	7.73	0.00	132.06
2023	17.32	24.60	0.00	1.04	1.48	0.00	97.91	7.73	0.00	113.18
2024	15.26	21.68	0.00	0.92	1.30	0.00	97.91	7.73	0.00	99.72
2025	13.62	19.34	0.00	0.82	1.16	0.00	97.91	7.73	0.00	88.98
2026	12.35	17.54	0.00	0.74	1.05	0.00	97.91	7.73	0.00	80.71
Rem	50.36	71.51	0.00	3.02	4.29	0.00	97.91	7.73	0.00	329.00
Total	**335.39**	**476.26**	**0.00**	**20.12**	**28.58**	**0.00**	**97.91**	**7.73**	**0.00**	**2,191.12**
Ult	**335.39**	**476.26**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	680.00	0.00	0.00	0.00	0.00	-680.00	-399.22
2018	1.00	33.32	17.00	0.00	43.68	0.00	32.47	0.00	553.37	-90.84
2019	1.00	14.75	7.52	0.00	43.68	0.00	14.37	0.00	220.63	20.22
2020	1.00	10.13	5.17	0.00	43.68	0.00	9.87	0.00	137.89	83.23
2021	1.00	7.84	4.00	0.00	43.68	0.00	7.64	0.00	96.79	123.41
2022	1.00	6.47	3.30	0.00	43.68	0.00	6.31	0.00	72.30	150.69
2023	1.00	5.55	2.83	0.00	43.68	0.00	5.41	0.00	55.72	169.80
2024	1.00	4.89	2.49	0.00	43.68	0.00	4.76	0.00	43.90	183.48
2025	1.00	4.36	2.22	0.00	43.68	0.00	4.25	0.00	34.46	193.24
2026	1.00	3.96	2.02	0.00	43.68	0.00	3.85	0.00	27.20	200.25
Rem.		16.12	8.23	16.00	230.10	0.00	15.71	0.00	42.84	9.97
Total		**107.38**	**54.78**	**696.00**	**623.22**	**0.00**	**104.64**	**0.00**	**605.10**	**210.22**

	Oil		
Perfs :	0 - 0		
Initial Rate :	19,000.00	bbl/month	
Abandonment :	634.08	bbl/month	
Initial Decline :	97.00	% year	b = 1.250
Beg Ratio :	1.420	Mcf/bbl	
End Ratio :	1.420	Mcf/bbl	

Abandonment Date :	04/08/2032
Working Int :	0.08000000
Revenue Int :	0.06000000
Disc. Initial Invest. (M$) :	401.590
ROInvestment (disc/undisc) :	1.52 / 1.87
Years to Payout :	7.33
Internal ROR (%) :	45.03

Present Worth Profile (M$)

PW	5.00% :	354.06
PW	8.00% :	258.65
PW	10.00% :	210.22
PW	12.00% :	171.02
PW	15.00% :	125.52
PW	20.00% :	74.53